DOLLAR GENERAL CORPORATION
                          Nashville, Tennessee
                        Telephone (615) 783-2000

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON JUNE 1, 1998

        The Annual Meeting of Stockholders (the "Annual Meeting") of Dollar General Corporation (the "Company") will be held in the Goodlettsville City Hall Auditorium, 105 South Main Street,
Goodlettsville, Tennessee, on June 1, 1998 at 10:00 a.m. local time, for the following purposes:


1. To approve a change in the state of incorporation of the Company from Kentucky to Tennessee by approving an Agreement and Plan of Merger between the Company and its wholly-owned Tennessee subsidiary, Dollar General Corporation-TN ("DGTN"), pursuant to which the Company will be merged into DGTN with DGTN being the surviving corporation. Upon effectiveness of the Merger, DGTN's name will be changed to Dollar General Corporation, the name under which the Company has operated since its incorporation in 1968.

2. To elect nine (9) directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

3. To approve an amendment to the Company's Amended and Restated Articles of Incorporation increasing the number of authorized shares of the Company's Common Stock from 200,000,000 to 500,000,000 shares;

4. To consider and act upon a proposal to approve the Company's 1998 Stock Incentive Plan;

5. To transact such other business as properly may come before the meeting or any adjournments thereof.

        Only stockholders of record at the close of business on April 15, 1998 are entitled to notice of and to vote at the Annual Meeting. Your attention is directed to the Proxy Statement accompanying this notice for a more complete statement regarding matters to be acted upon at the Annual Meeting.

By order of the Board of Directors

/S/Robert C. Layne
Robert C. Layne
Corporate Secretary
April 29, 1998


We urge you to attend the Annual Meeting. Whether you plan to attend, please complete, date and sign the enclosed proxy card and return it in the enclosed postage-paid envelope. You may revoke the proxy at any time before it is voted.

                       DOLLAR GENERAL CORPORATION
                          Nashville, Tennessee
                        Telephone (615) 783-2000


                          Proxy Statement for
                     Annual Meeting of Stockholders


        The enclosed proxy is solicited by the Board of Directors of Dollar General Corporation (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held in the Goodlettsville City Hall Auditorium, 105 South Main Street, Goodlettsville, Tennessee, on June 1, 1998 at 10:00 a.m. local time, and any adjournment thereof. This proxy material was first mailed to stockholders on or about April 29, 1998.

        The mailing address of the principal executive office of the Company is 104 Woodmont Boulevard, Suite 500, Nashville, Tennessee 37205. The Company also maintains an office at 427 Beech Street,
Scottsville, Kentucky 42164.

        All valid proxies which are received will be voted in accordance with the recommendations of the Board of Directors unless otherwise specified thereon. Any stockholder giving a proxy is entitled to revoke it by giving the Secretary of the Company written notice of such revocation at any time before it has been voted.

        Only holders of the Company's Common Stock, $.50 par value per share (the "Common Stock"), and Series A Convertible Junior Preferred Stock, no par value per share (the "Series A Preferred Stock"), of record at the close of business on April 15, 1998, are entitled to vote at the Annual Meeting. On such date, the Company had 167,398,977 issued and outstanding shares of Common Stock, the holders of which are entitled to one vote for each share held and to cumulative voting in the election of directors. On such date, the Company had 1,715,742 issued and outstanding shares of Series A Preferred Stock, the holders of which are entitled to 15.26 votes for each share of Series A Preferred Stock held (an aggregate voting power equal to 26,180,145 shares of Common Stock) and to cumulative voting in the election of directors. Pursuant to the Company's Amended and Restated Articles of Incorporation (the "Articles"), each share of Series A Preferred Stock shall entitle the holder thereof to vote with the holders of Common Stock on all matters submitted to a vote of the holders of the Common Stock. The number of shares of Common Stock issued and outstanding reflects the five-for-four stock split declared by the Board of Directors on February 23, 1998 and paid on March 23, 1998 to stockholders of record on March 9, 1998. All references to shares of Common Stock have been adjusted accordingly.

            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        The following table sets forth certain information concerning persons, who as of January 31, 1998 (unless noted as of a more recent date) are known by management to be beneficial owners of more than five percent (5%) of the Company's Common Stock and/or Series A Preferred Stock. Unless otherwise indicated, the person for whom information is provided had sole voting and investment power over the Common Stock and/or Series A Preferred Stock beneficially owned.



                                Amount and Nature of
Name and Address of             Common Stock/Series A
Beneficial Owner                Preferred Stock (1)           Percent of Class

Cal Turner, Jr.                 29,128,650/1,715,742 (2)      17.4% / 100%
104 Woodmont Blvd.
Suite 500
Nashville, TN 37205


James Stephen Turner            25,499,093/1,643,037 (3)      15.3% / 95.8%
138 Second Avenue
Nashville, TN 37201


Turner Children Trust           24,623,749/1,613,742 (4)      14.7% / 94.1%
dated January 21, 1980,
Cal Turner, Jr. and
James Stephen Turner,
Co-Trustees
104 Woodmont Blvd.
Suite 355
Nashville, TN 37205

Provident Investment            12,810,686/NA                  7.7% / NA
Council, Inc. (5)
300 North Lake Avenue
Pasadena, CA  91101-4022


W. P. Stewart and               12,318,725/NA                7.4% / NA
Co., Inc. (6)
527 Madison Avenue
New York, NY  10022


____________________

(1) The Common Stock is the only equity security of the Company registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended. The Series A Preferred Stock (i) is convertible into Common Stock pursuant to the terms and conditions set forth in the Articles (currently, the conversion ratio is 15.26 shares of Common
Stock for each share of Series A Preferred Stock) and (ii) votes with the Common Stock on all matters presented to the holders of Common
Stock.
(2) Includes 24,623,749 shares of Common Stock issuable upon conversion of the Series A Preferred Stock held by the Turner Children
Trust (for which Cal Turner, Jr. serves as Co-Trustee); 1,109,390 shares of Common Stock issuable upon conversion of the Series A Preferred Stock held by the Cal Turner Family Foundation (for which Cal Turner, Jr.
serves as Trustee); 447,006 shares of Common Stock issuable upon conversion of the Series A Preferred Stock held by the Turner Foundation for Lindsey Wilson College, Inc. (for which Cal Turner, Jr. serves as Co-Trustee), 522,498 shares of Common Stock held by various trusts and foundations for which Cal Turner, Jr. has sole voting and investment power; 372,525 shares of Common Stock held by Cal Turner, Jr.'s wife;
5,580 shares of Common Stock held in the Employee Stock Ownership Plan;
and 287,726 shares of Common Stock which may be acquired upon the exercise of options which are currently exercisable or exercisable within 60 days of the date hereof. Cal Turner, Jr. disclaims ownership of the shares of Common Stock and/or Series A Preferred Stock held by the various trusts and foundations, except to the extent of his pecuniary interests.
(3) Includes 24,623,749 shares of Common Stock issuable upon conversion of the Series A Preferred Stock held by the Turner Children Trust (for which James Stephen Turner serves as
Co-Trustee); 447,006 shares of Common Stock issuable upon conversion of the Series A Preferred Stock held by the Turner Foundation for Lindsey
Wilson College, Inc. (for which James Stephen Turner serves as a
Co-Trustee); 264,123 shares of Common Stock held by various trusts and foundations for which James Stephen Turner has sole voting and investment power; and 28,900 shares of Common Stock held by James
Stephen Turner's wife. James Stephen Turner disclaims ownership of the shares of Common Stock and/or Series A Preferred Stock held by the various trusts and foundations, except to the extent of his pecuniary interests.
(4) The shares of Common Stock represented are the number of shares issuable upon conversion of the Series A Preferred Stock held by the Turner Children Trust. See notes (2) and (3) above.
(5) Pursuant to the Schedule 13G filed on February 10, 1998. Shares have been adjusted to reflect the March 23, 1998 five-for-four Common Stock split. Provident Investment Council, Inc. claims sole voting power on 10,148,454 shares and sole dispositive power on 12,810,686 shares.
(6) Pursuant to the Schedule 13G filed on March 23, 1998. Shares have been adjusted to reflect the March 23, 1998 five-for-four Common Stock split.

              SECURITY OWNERSHIP BY OFFICERS AND DIRECTORS

      The following table sets forth certain information as of January 31, 1998 (unless noted as of a more recent date) concerning all directors and nominees, the executive officers named in the Summary Compensation Table (the "Named Executive Officers") and all executive officers and directors as a group. Unless otherwise indicated, the persons for whom information is provided had sole voting and investment power over the shares of Common Stock and/or Series A Preferred Stock beneficially owned. Computations are based on 167,066,013 shares of Common Stock and 1,715,742 shares of Series A Preferred Stock outstanding as of January 31, 1998.

                                     Shares of
                                     Series A
                            Director Preferred                Shares of
                            or       Stock         Percent    Common Stock      Percent
Nominee/Executive           Officer  Beneficially  of         Beneficially      of
Officers              Age   Since    Owned         Class      Owned             Class

Dennis C. Bottorff    53    1998     --            --              1,000    (2)  *
James L. Clayton      64    1988     --            --            235,500    (3)  *
Reginald D. Dickson   52    1993     --            --             27,582    (4)  *
John B. Holland       66    1988     --            --            295,968    (5)  *
Barbara M. Knuckles   50    1995     --            --              5,562    (6)  *
Wallace N. Rasmussen  83    1990     --            --             37,538    (7)  *
Cal Turner            82    1955     --            --          3,401,322    (8)   2.0%
David M. Wilds        57    1991     --            --            134,502    (9)  *
William S. Wire, II   66    1989     --            --             35,732    (10) *
Cal Turner, Jr.       58    1966     1,715,742     100.0%     29,128,650    (11) 17.4%
Bob Carpenter         50    1981     --            --            664,915    (12) *
Bruce Krysiak         48    1997     --            --            220,140    (13) *
Phil Richards         50    1996     --            --            111,176    (14) *
Leigh Stelmach        58    1989     --            --            451,791    (15) *

All directors and
executive officers
as a group
(20 persons)          --    --       1,715,742     100.0%     36,570,447    (16) 21.6%


____________________
(1)  * Denotes less than 1% of class.
(2) Includes shares of Common Stock beneficially owned by Mr. Bottorff as of the date of his appointment to the Board of Directors on April 27, 1998.
(3) Includes 146,769 shares of Common Stock issuable upon the exercise of outstanding options currently exercisable or exercisable within 60 days.
(4) Includes 17,817 shares of Common Stock issuable upon the exercise of outstanding options currently exercisable or exercisable within 60 days.
(5) Includes 146,769 shares of Common Stock issuable upon the exercise of outstanding options currently exercisable or exercisable within 60 days and 49,169 shares owned by Mr. Holland's spouse.
(6) Includes 2,862 shares of Common Stock issuable upon the exercise of outstanding options currently exercisable or exercisable within 60 days.
(7) Includes 10,007 shares of Common Stock issuable upon the exercise of outstanding options currently exercisable or exercisable within 60 days. Mr. Rasmussen will not stand for reelection.
(8) Includes 3,401,210 shares beneficially owned by trusts established for the benefit of Mr. Turner's children for which Mr. Turner serves as Trustee. Mr. Turner is the father of Cal Turner, Jr.
(9) Includes 97,598 shares of Common Stock issuable upon the exercise of outstanding options currently exercisable or exercisable within 60 days and 1,125 shares owned by Mr. Wilds' daughter.
(10) Includes 27,548 shares of Common Stock issuable upon the exercise of outstanding options currently exercisable or exercisable within 60 days.
(11)  See Note 2 on page 2. Cal Turner, Jr. is the son of Mr.
Turner.
(12) Includes 330,912 shares of Common Stock issuable upon the exercise of outstanding options currently exercisable or exercisable within 60 days. Also includes 257,862 shares for which Mr. Carpenter has voting and investment rights as a Co-Trustee of the Calister Turner, III 1994 Generation Skipping Trust.
(13) Includes 198,656 shares of Common Stock issuable upon the exercise of outstanding options currently exercisable or exercisable within 60 days. Mr. Krysiak resigned effective April 1, 1998.
(14) Includes 77,425 shares of Common Stock issuable upon the exercise of outstanding options currently exercisable or exercisable within 60 days.
(15) Includes 324,342 shares of Common Stock issuable upon the exercise of outstanding options currently exercisable or exercisable within 60 days.
(16) Includes 2,449,710 shares of Common Stock issuable upon the exercise of outstanding options currently exercisable or exercisable within 60 days.

PROPOSAL NO. 1: CHANGE IN DOMICILE


        For the reasons set forth below, the Board of Directors of the Company believes that the best interests of the Company and its stockholders will be served by changing the Company's domicile from Kentucky to Tennessee. The Board of Directors approved the change in domicile at its meeting on February 23, 1998. This change, if approved by the stockholders, would be accomplished by merging the Company with and into its newly formed Tennessee subsidiary, Dollar General Corporation-TN ("DGTN"), with such subsidiary being the surviving corporation. Upon effectiveness of the Merger, DGTN's name will be changed to Dollar General Corporation, the name under which the Company has operated since its incorporation.

Principal Reasons for the Proposed Change in Domicile

        Through the change in domicile, the Company intends effectively to align its administrative resources within the State of Tennessee where portions of its corporate headquarters have been located since 1987 and where it is currently building a new corporate office that will house all administrative functions, and to avail itself of the more beneficial tax structure of Tennessee. In addition to this and other tangible cost savings, the Board of Directors believes that Tennessee law is more favorable to the long-term interests of the Company. In light of these facts, the Board of Directors believes it is in the best interests of the Company and its stockholders to change its domicile from Kentucky to Tennessee.

AGREEMENT AND PLAN OF MERGER

        The Company will be merged with and into the Company's wholly-owned subsidiary, DGTN, pursuant to the terms of the proposed Agreement and Plan of Merger (the "Plan"), a copy of which is attached as Exhibit A to these materials (the "Merger"). Upon the completion of the Merger, the owner of each outstanding share of Common Stock of the Company will automatically own one share of DGTN's Common Stock, so that the holders of the Company's Common Stock will own a corresponding number of DGTN's Common Stock. The owner of each outstanding share of Series A Preferred Stock of the Company will continue to hold such number of shares of Series A Preferred Stock, which upon conversion at the currently applicable conversion rate will convert into 15.26 shares of DGTN's Common Stock. Each outstanding certificate representing a share or shares of Company Common Stock or Series A Preferred Stock will continue to represent the same number of shares of DGTN's stock, respectively. THUS IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF DGTN. The Common Stock of the Company will continue to be listed on the New York Stock Exchange (the "NYSE") without interruption and delivery of existing stock certificates of the Company will constitute "good delivery" of the shares of DGTN in transactions on the NYSE subsequent to the Merger.

        Under the Plan, DGTN's Charter and Bylaws will be the Charter and Bylaws of the surviving corporation, copies of which are attached hereto as Exhibit B and Exhibit C, respectively. Differences between the Company's Articles and Bylaws and DGTN's Charter and Bylaws primarily are the result of differences between Kentucky and Tennessee law, except as set forth below. See "Principal Differences Between Applicable Laws of Kentucky and Tennessee and Material Differences in Incorporation Documents." The discussion contained below in this Proxy Statement is qualified in its entirety by reference to Exhibit B and Exhibit C.

ABANDONMENT

        Notwithstanding a favorable vote of the stockholders, the Company reserves the right by action of the Board of Directors to abandon the change in domicile prior to its effectiveness if it determines that such abandonment is in the best interests of the Company. The Board of Directors has made no determination as to any circumstances which may prompt a decision to abandon the change in domicile.

NO CHANGE WILL BE MADE IN THE NAME, BUSINESS OR PHYSICAL LOCATION OF THE
COMPANY

        The change in domicile will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described in this Proxy Statement. However, the change in domicile will not result in any significant change in the name, business, management, location of the principal corporate offices, assets, liabilities or net worth of the Company. The management of the Company, including all directors and officers, will not be affected by the change in domicile and will assume identical positions with DGTN (subject to the stockholders' election of directors pursuant to the election of directors proposal set forth in this proxy statement). Moreover, as noted above, it is anticipated that after the change in domicile, the shares of Common Stock of the surviving corporation will be traded without interruption on the NYSE.



PRINCIPAL DIFFERENCES BETWEEN APPLICABLE LAWS OF KENTUCKY AND TENNESSEE AND MATERIAL DIFFERENCES IN INCORPORATION DOCUMENTS

        General. Upon consummation of the Merger, DGTN's Charter and Bylaws will be the Charter and Bylaws of the surviving company. Accordingly, the Company and the rights of its stockholders will be governed by Tennessee law and by DGTN's Charter and Bylaws which differ from Kentucky law and the Company's Articles and Bylaws in a number of respects. DGTN's Charter and Bylaws contain substantially the same provisions as presently contained in the Company's existing Articles and Bylaws, except for changes made to reflect (and, in the opinion of the board of directors, to benefit from) differences between Tennessee and Kentucky law. The principal differences between the applicable laws of Kentucky and Tennessee are set forth in the following discussion together with a discussion of the material differences between the Company's Articles and Bylaws and DGTN's Charter and Bylaws.

        This summary does not purport to be a complete statement of the differences between Kentucky law and Tennessee law and the summary is qualified in its entirety by reference to the provisions of these laws. Stockholders of the Company are advised to consult with their own legal counsel regarding all such matters. Before voting on this proposal, stockholders should carefully read the following sections of this Proxy Statement, which describe certain revisions, purposes and effects of the change from the Company's current Articles and Bylaws to DGTN's proposed Charter and Bylaws (attached as Exhibit B and Exhibit C).

        Cumulative voting for directors. Under Kentucky law, cumulative voting for directors is mandatory. Accordingly, the Company's Bylaws provide that directors shall not be elected in any other manner. Under Tennessee Law, cumulative voting for directors is allowed only if expressly adopted in the charter. Unless otherwise provided, directors are elected by a plurality of votes cast by the shares entitled to vote in an election at which a quorum is present. DGTN's Charter does not adopt cumulative voting; therefore, directors are elected by a plurality of votes cast by the shares entitled to vote in an election at which a quorum is present.

        Authorized capital stock. The Company's Articles provide for authorized capital stock, consisting of 200,000,000 shares of Common Stock, 1,715,742 shares of Series A Preferred Stock and 3,284,258 shares of undesignated preferred stock. In addition, the stockholders at this Annual Meeting, in the event this Proposal 1 is not approved, are being requested to approve an amendment to increase the authorized Common Stock from 200,000,000 to 500,000,000 shares. The Charter of DGTN provides for 500,000,000 shares of Common Stock, $.50 par value per share, 1,715,742 shares of Series A Preferred Stock and 10,000,000 shares of undesignated preferred stock. The undesignated preferred stock can be designated, authorized and issued without stockholder approval.

        Tax on capital stock. The Company's Board of Directors believes that there are two significant tax advantages to moving its domicile to Tennessee.

        (1) Under Kentucky law, a corporation is required to pay an organization tax (a) upon its incorporation in the state (calculated on the total authorized shares) and (b) each time the corporation increases its authorized shares (calculated on the total increase in authorized shares). Under Tennessee law, corporations do not incur an organization or similar tax based on authorized shares. Accordingly, if the Company increases its authorized shares from 200,000,000 shares to 500,000,000 shares, under Kentucky law, the increase will cost the Company approximately $600,000. In addition, the Company would continue to be subject to such tax on any subsequent increase in its authorized capital stock. Under Tennessee law, the Company will incur no such tax for the increase in authorized shares.

        (2) Unlike Tennessee law, Kentucky law requires corporations to pay an annual intangibles tax. Last year, this intangibles tax cost the Company approximately $28,885. Under Tennessee law, the Company will incur no such tax.

        Number of directors. The Company's Bylaws give the Board of Directors the power to increase or decrease the number of directors (provided the number is between three (3) and fifteen (15)). Under Kentucky law, however, the board of directors cannot increase or decrease the number of directors to a number greater than thirty percent (30%) of the total number of existing directors without stockholder approval. Under Tennessee law, the number of directors may be specified in or fixed in accordance with the charter or bylaws. The charter or bylaws may give the board the authority to fix or change the number of directors, including an increase or decrease in the number of directors, without limitation as to the percentage increase or decrease. Absent such a provision, only the stockholders may fix or change the number of directors. DGTN's Bylaws provide that the Board of Directors may fix, change or determine the number of Directors.

        Removal of directors. Under Kentucky law, stockholders may remove, at a meeting called for such purpose, one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause. The Company's Articles do not provide that directors may be removed only for cause. Under Tennessee law stockholders may also remove, at a meeting called for such purpose, one or more directors with or without cause unless the charter provides that directors may be removed only for cause. DGTN's Charter provides that directors may be removed only for cause. Tennessee law also provides that if allowed by the charter, any or all of the directors, at a meeting called for such purpose, may be removed for cause by a vote of a majority of the entire board of directors. DGTN's Charter provides that any or all of the directors, at a meeting called for such purpose, may be removed for cause by a vote of a majority of the entire board of directors. In addition, Tennessee law provides that any court of record having equity jurisdiction in the county where the corporation's principal office is located may remove a director in a proceeding commenced either by the corporation or by its stockholders holding at least ten percent of the outstanding shares of any class if the court finds that the director engaged in fraudulent or dishonest conduct, or gross abuse of authority or discretion with respect to the corporation and that removal is in the best interest of the corporation.

        Right of corporation to acquire its own shares. Both Kentucky and Tennessee law allow a corporation to acquire its own shares, with such shares constituting authorized but unissued shares. Tennessee law provides that if such reacquired shares are of a class or a series, the preferences, limitations and relative rights of which were determined by the board of directors, the shares will have the same preferences, limitations and relative rights as the shares so acquired, provided that if the charter so provides, such authorized but unissued shares may instead constitute or be included in a class of shares with respect to which the board may again determine the preferences, limitations, and relative rights.

        Conditions under which stockholder liability attaches. Both Kentucky and Tennessee law provide that a stockholder may become personally liable for the acts or debts of a corporation only by reason of his own acts or conduct. Tennessee law further provides that any person becoming an assignee or transferee of shares or of a subscription for shares, in good faith and without knowledge or notice that the full consideration therefor has not been paid will not be personally liable for any unpaid portion. The transferor will, however, remain liable whether the assignment or transfer was voluntary or involuntary. Tennessee law also provides that no person holding shares as collateral security will be personally liable as a stockholder, but the person pledging such shares will be considered the holder and will be liable and that no executor, administrator, guardian, trustee, or other fiduciary will be personally liable as a stockholder, but the estate and funds in the hands of such executor, administrator, guardian, trustee, or other fiduciary will be liable.

        Dissenters' rights. Under Kentucky law, a stockholder does not have the right to dissent from, and obtain payment of the fair value of his shares in the event of an amendment to the articles of incorporation that alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities. In contrast, under Tennessee law, a stockholder does have the right to dissent from an amendment that alters or amends his preemptive rights.

        Under Kentucky law, a stockholder has the right to dissent regardless of whether or not the corporation's shares are listed on an exchange. Under Tennessee law, however, a stockholder is denied the right to dissent if the corporation's shares are listed on an exchange registered under Sect. 6 of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Company's shares are listed on the NYSE, therefore, as a Tennessee corporation (which the Company will become in the Merger), no dissenters' rights would arise in a transaction like the one in this Proposal 1. See "- Rights of Dissenting Stockholders."

        Amendment of articles of incorporation or charter by board of directors and stockholders. Under Kentucky law and Tennessee law, a corporation's Board of Directors, without stockholder action, may make certain administrative amendments to its articles of incorporation that do not impact the substantive rights of its stockholders. Tennessee law also allows the adoption, without stockholder approval, of amendments:
(1) designating or changing the address of the principal office of the corporation and (2) deleting the initial principal office, if an annual report is on file with the secretary of state.

        Under both Kentucky law and Tennessee law, unless the corporation's articles of incorporation or charter requires a greater vote, an amendment to the articles of incorporation or charter must be approved by: (i) a majority of the votes entitled to be cast by any voting group with respect to which the amendment would create dissenters' rights and (ii) a majority of the votes of all other voting groups entitled to vote on the amendment. The Company's Articles do not provide for a greater vote. DGTN's Charter, however, does require a supermajority (2/3) vote to amend, alter, change or repeal any provisions of its Charter in a manner inconsistent with Articles 9 and 12 of its Charter.

        Amendment of bylaws by board of directors and stockholders. Under Kentucky law and Tennessee law, a corporation's board of directors may amend or repeal the corporation's bylaws unless its articles of incorporation or charter reserves the power exclusively to its stockholders. The Company's Articles vest the authority to make bylaws in the Board of Directors subject to the power of the stockholders to change or repeal such bylaws. DGTN's Bylaws provide that its Bylaws may be altered, amended, repealed or restated, and new Bylaws may be adopted, at any meeting of the stockholders by the affirmative vote of a majority of the shares represented at such a meeting, or by the affirmative vote of a majority of the members of the Board of Directors who are present at any regular or special meeting. In addition, a supermajority (2/3) vote is required to amend, alter, change repeal or adopt any provision as part of DGTN's Bylaws in a manner inconsistent with Articles 9 and 12 of its Charter.

        Stockholder nominations. Neither Kentucky law nor the Company's Bylaws specify the procedures and timing of stockholder nominations and proposals at stockholders' meetings. Similarly, Tennessee law does not specify procedures and timing for stockholder nominations and proposals at stockholders' meetings. DGTN's Bylaws, however, require advance notice for nominations in the election of directors and the proposal of business at a stockholders' meeting.

        Notice of director nominations must be submitted in writing to the Secretary not later than 120 days in advance of the anniversary date of the proxy statement for the previous year's annual meeting (in the case of a special meeting -- within 10 days of a stockholder's request to fill a vacancy or within 10 days of notice of such a meeting). The notice must contain such information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission (the "SEC") and must contain additional information about the stockholder giving the notice.

        Notice of proposals must be submitted in writing to the Secretary within the time limits specified by Rule 14a- 8 of the Rules and Regulations of the SEC. The notice must contain a description of the proposal and must contain additional information about the stockholder giving the notice. The advance notification requirements in the election of directors will ensure that the Board can carry out its responsibilities of reviewing the composition of the Board and having adequate information regarding qualifications and backgrounds of nominees for directors. Similarly, the advance notification requirements for proposals are designed to insure that the Board has a sufficient time to review such a proposal and include the proposal in the proxy materials for the meeting. Although these provisions do not give the Board of Directors any power to approve or disapprove stockholder nominations for the election of directors or stockholder proposals, they may have the effect of precluding a contest for the election of directors if the established procedures are not followed and may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors, without regard to whether this might be harmful or beneficial to DGTN and its stockholders.

        Special meeting of stockholders. Under Kentucky law, a special meeting of stockholders may be held if 33% of the votes entitled to be cast make a demand for such a meeting. Under Tennessee law, a special meeting of stockholders requires the vote of only 10% of the corporation's stockholders unless its charter provides otherwise. DGTN's Charter and Bylaws each require the demand of at least 20% of the stockholders entitled to vote to call a special meeting. In addition, under DGTN's Bylaws, the written demand must include all statements necessary to make a statement of purpose not incomplete, false or misleading, and include any other information specified in Schedule 14A, Rule 14a-3, Rule 14a-8, or Rule 14a-11 of the Rules and Regulations of the SEC, and must be accompanied by a certified check for fifty thousand dollars ($50,000) payable to the Company to cover the Company's expenses in connection with such meeting, including the preparation of proxy materials for its stockholders.

        Action without a meeting. Under Kentucky law, the action of all stockholders entitled to vote is required for the election of directors without a meeting and without prior notice. For any other action Kentucky law requires the action of 80% of the votes entitled to be cast. Tennessee law requires the consent of all stockholders entitled to vote and the affirmative vote of the number of shares necessary to authorize the action at a meeting in order to take an action without a meeting.

        Restrictions on committee powers. Kentucky law expressly prohibits committees from authorizing distributions, approving or proposing to stockholders action that must be approved by stockholders, exercising the authority of the board of directors to amend the articles of incorporation or approving a plan of merger not requiring stockholder approval. Tennessee law provides that committees may declare distributions according to a formula or method prescribed by the board of directors and does not restrict the ability of committees to approve or propose to stockholders action that must be approved by stockholders to exercise the authority of the board of directors to amend the charter and to approve a plan of merger not requiring stockholder approval.

        Limitation of liability of directors. Under Both Kentucky and Tennessee law, a corporation's articles of incorporation or charter may contain a provision which, subject to the limitations described below, limits or eliminates a director's personal liability to the corporation or its stockholders for monetary damages for breach of his or her fiduciary duty. Kentucky law prohibits the limitation of liability of a director for (i) any transaction from which the director derives an improper personal benefit, (ii) any transaction in which the director's personal financial interest is in conflict with the financial interests of the corporation or its stockholders, (iii) any acts or omissions not in good faith or which involve knowing misconduct or a knowing violation of law or (iv) unlawful distributions. Tennessee law prohibits the limitation of liability of a director for (i) any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) any acts or omissions not in good faith or which involve knowing misconduct or a knowing violation of law or (iii) unlawful distributions.

        Indemnification. Kentucky law and Tennessee law both contain provisions setting forth conditions under which a corporation may indemnify its directors, officers, employees and agents against liability incurred in a proceeding and may pay or reimburse the party's reasonable expenses.

        The Company's Articles are silent about indemnification; however, under the Company's Bylaws, the Company must indemnify a Director or Officer of the Company, who is a party to a proceeding because he is or was a Director or Officer, against liability incurred and must advance reasonable expenses. In addition, Kentucky law and the Company's Bylaws provide that statutory indemnification is not exclusive of other rights of Directors and Officers under Kentucky law, the Company's Articles or Bylaws, resolutions of its stockholders or Directors or an agreement providing for indemnification. Kentucky law adds that this nonexclusivity applies both to a Director or Officer's actions in his official capacity and to his actions in other capacities while holding office.

        Like Kentucky law and the Company's Bylaws, DGTN's Charter and Bylaws require DGTN to indemnify its directors and officers, employees, agents and trustees, who are parties to a proceeding because of their position with DGTN, against all liability and for all expenses and loss incurred. Tennessee law and DGTN's Charter and Bylaws provide that statutory indemnification is not exclusive unless a final adjudication establishes a Director's liability for: (1) a breach of his duty of loyalty; (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law or (3) unlawful distributions.

ANTITAKEOVER STATUTES

        Business combinations. The Kentucky Business Combination Act (the "KY-Business Combination Act") provides that a party owning 10% or more of stock in a corporation (an "interested shareholder") cannot engage in a business combination with the corporation unless the combination (i) takes place at least five years after the interested shareholder first acquired 10% or more of the corporation, or (ii) either (A) is approved by at least 80% of the votes entitles to be cast by outstanding shares of voting stock of the corporation, voting together as a single group and two-thirds of the votes entitled to be cast by holders of voting stock other than voting stock beneficially owned by the interested shareholder who is, or whose affiliate is, a party to the business combination or by an affiliate or associate of the interested shareholder, voting together as a single group or (B) satisfies certain fairness conditions specified in the KY-Business Combination Act. These restrictions apply unless: (i) the business combination is approved by the corporation's independent directors before the stockholder becomes an interested shareholder, or (ii) the corporation enacts an amendment to its articles of incorporation or its bylaws to remove itself entirely from the KY-Business Combination Act at least two years before the stockholder becomes an interested shareholder with the approval of at least 80% of the votes entitled to be cast by persons, if any, who are not interested shareholders of the corporation, voting together as a single group. Neither the Company's Articles nor its Bylaws remove it from coverage under the KY-Business Combination Act.

        The Tennessee Business Combination Act (the "TN-Business Combination Act") provides that a party owning 10% or more of the stock in a corporation (an "interested shareholder") cannot engage in a business combination with the corporation unless the combination (i) takes place at least five years after the interested shareholder first acquired 10% or more of the corporation, or (ii) either (A) is approved by at least two-thirds of the non-interested voting shares of the corporation or (B) satisfies certain fairness conditions specified in the TN-Business Combination Act. These restrictions apply unless: (i) the business combination is approved by the target corporation's board of directors before the stockholder becomes an interested shareholder, or (ii) the corporation enacts a charter amendment or bylaw to remove itself entirely from the TN-Business Combination Act at least two years before the stockholder becomes an interested shareholder with the approval of a majority of the stockholders who have held shares for more than one year prior to the vote. Neither DGTN's Charter nor its Bylaws remove it from coverage under the TN-Business Combination Act.

        Other constituencies. Kentucky law requires a corporation's board of directors in discharging its duties in the context of a business combination to consider, in addition to the interest of the corporation's stockholders, any of the following: (a) the interest of the corporation's employees, suppliers, creditors and customers; (b) the economy of the state and nation; (c) community and societal considerations; and (d) the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation.

        Tennessee law provides an exemption from liability for officers and directors of resident domestic corporations who do not approve proposed business combinations or charter amendments and bylaws removing their corporations from the TN-Business Combination Act's coverage as long as the officers and directors act in "good faith belief" that the proposed business combination would adversely affect their corporation's employees, customers, suppliers, or the communities in which their corporation operates and such factors are permitted to be considered by the board of directors under the charter. DGTN's Charter does not provide for these factors to be considered.

        Control share acquisitions. Kentucky law contains no provision with respect to control share acquisitions.

        The Tennessee Control Share Acquisition Act (the "TN-CSAA") strips a purchaser's shares of voting rights if an acquisition of shares in a Tennessee corporation brings the purchaser's voting power to a one-fifth, one-third or a majority level of all voting power if the corporation's charter or bylaws contain an election to be governed by the TN- CSAA. Neither DGTN's Charter, nor its Bylaws elect to be governed by the TN-CSAA.



        Greenmail. Kentucky law contains no provision with respect to Greenmail.

        The Tennessee Greenmail Act (the "TN-GA") applies to any corporation chartered under the laws of Tennessee which has a class of voting stock registered or traded on a national securities exchange or registered with the SEC pursuant to Section 12(g) of the 1934 Act, as amended. The TN-GA provides that it is unlawful for any corporation to purchase, either directly or indirectly, any of its shares at a price above their market value, from any person who holds more than 3% of the class of the securities purchased if such person has held such shares for less than two years, unless either the purchase is first approved by the affirmative vote of a majority of the outstanding shares of each class of voting stock issued by the corporation or the corporation makes an offer of at least equal value per share to all holders of shares of such class.

TAX CONSEQUENCES OF CHANGE IN DOMICILE

        The proposed change in domicile accomplished by the Merger will be a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, (1) no gain or loss will be recognized for Federal income tax purposes by the stockholders of the Company as a result; and (2) the basis and holding period for the stock of DGTN received by the stockholders of the Company in exchange for the Company's stock will be the same as the basis and holding period of the stock of the Company exchanged therefor. The change in domicile will have no Federal income tax effect on the Company or on DGTN. State, local and foreign income tax consequences to stockholders may vary from the Federal tax consequences described above, and stockholders should consult their own tax advisors as to the effect of the Change in Domicile under applicable state, local or foreign income tax laws.

RIGHTS OF DISSENTING STOCKHOLDERS

        Dissenting holders of the Company's stock who comply with the procedural requirements of Kentucky law described herein will be entitled to receive the fair value of their shares if the Merger is affected. Any holder of the Company's stock electing to exercise such right of dissent must file with the Company prior to the taking of the vote on the Plan at the Annual Meeting, a written notice of his or her intent to demand payment for his or her shares if the Merger is effectuated, and must not vote in favor of the Plan.

        The following discussion is qualified in its entirety by reference to Sections 271B.13-010 through 271B.13-310 of the Kentucky Business Corporation Act of 1988 (the "KY-BCA"), a copy of which is attached hereto as Exhibit D.

        General. A stockholder of the Company is entitled under the KY-BCA to dissent from and obtain payment of the fair value of his shares in connection with the Merger. A record stockholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the Company in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter will be determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders. A beneficial stockholder may assert dissenters' rights as to shares held on his behalf only if (i) he submits to the Company the record stockholder's written consent to the dissent not later than the time the beneficial stockholder asserts dissenters' rights and (ii) he does so with respect to all shares of which he is the beneficial stockholder or over which he has the power to direct the vote.

        Any stockholder who wishes to assert dissenters' rights (i) must deliver to the Company, at the address stated on the cover hereof, attention: Secretary, before the vote is taken at the Meeting, written notice of his intent to demand payment for his shares if the Merger is effectuated and (ii) must not vote in favor of the Merger. A stockholder who does not satisfy the requirements of the foregoing sentence shall not be entitled to payment for his shares under the KY-BCA..

        Dissenters' notice. If the Merger is authorized at the Annual Meeting, the Company will deliver a written dissenters' notice (the "Dissenters' Notice") to all stockholders who properly notified the Company of their intent to demand payment for their shares and did not vote in favor of the Merger as specified in the preceding paragraph. The Dissenter's Notice will be sent no later than 10 days after the date of the Annual Meeting and will contain the following:


        1.  The address where the payment demand must be sent.
        2. The address where and the time when certificates for certificated shares must be deposited.
        3. Information for holders of uncertificated shares as to the extent that transfer of such shares will be restricted after the payment demand is received.
        4. A form for demanding payment that (i) includes the date of the first announcement to news media or stockholders of the terms of the Merger (which was April 29, 1998) and (ii) requires the stockholder asserting dissenters' rights to certify whether or not he acquired beneficial ownership of the shares before that date.
        5. A date by which the Company must receive the payment demand (which date may not be fewer than 30 or more than 60 days after the date the Dissenters' Notice is delivered). 6. A copy of KY-BCA Section 271B.13-220.

        Duty to demand payment. After receipt of the Dissenters' Notice from the Company, a stockholder must: (i) submit a demand for payment (a "payment demand"), (ii) certify whether he acquired beneficial ownership of the shares before April 29, 1998 and (iii) deposit his certificates as specified in the Dissenters' Notice. A stockholder who does not submit a payment demand or deposit his share certificates where required, each by the date set in the Dissenters' Notice, will not be entitled to payment for his shares. The Company may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the Merger is completed. If the Company does not complete the Merger within 60 days of the date set for demanding payment and depositing share certificates, it must return deposited certificates and release the transfer restrictions imposed on uncertificated shares. The Company must send a new Dissenters' Notice if it thereafter completes the Merger.

        Payment.        Except as described below, as soon as the Merger
is effective or upon receipt of a payment demand, the Company will pay each dissenter who has submitted a payment demand and complied with the requirements of the KY-BCA summarized above the amount the Company estimates to be the fair value of his shares, plus accrued interest. The payment will be accompanied by (i) a balance sheet, income statement and statement of changes in shareholders' equity for the most recent fiscal year and the latest available interim financial statements, if any, (ii) a statement of the Company's estimate of the fair value of the shares,
(iii) an explanation of how the interest was calculated and (iv) a statement of the dissenter's right to demand payment as specified below. Fair value with respect to a dissenter's shares, means the value of the shares immediately before the Merger, excluding any appreciation or depreciation in anticipation of the Merger unless such exclusion would be inequitable. Interest is calculated from the date of the Merger until the date of payment at the average rate currently paid by the Company on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

        After-acquired shares. The payment required to be made by the KY-BCA as referred to in the preceding paragraph may be withheld from a dissenter unless he was the beneficial owner of the shares before April 29, 1998. If such payment is withheld, the Company may elect to estimate the fair value of the shares, plus accrued interest, and offer to pay that amount to each dissenter who agrees to accept it in full satisfaction of his demand. Such an offer would be accompanied by a statement of the estimate of the fair value, an explanation of how interest was calculated and a statement of the dissenter's right to demand payment as described below.

        Dissatisfied stockholder. Within 30 days after receipt of payment or offer of payment, the dissenting stockholder either (i) must accept the Company's payment or offer, (ii) must notify the Company in writing of his own estimate of the fair value of the shares (and accrued interest) and payment demand of the fair value so estimated (less any payment previously received), or (iii) must reject the Company's offer and demand payment of the fair value of the shares (and accrued interest). If a dissenting stockholder and the Company cannot agree as to the fair value of such dissenter's shares, the Company must, 60 days after receiving the payment demand, commence a proceeding in the Circuit Court of Jefferson County, Kentucky, to determine the fair value and accrued interest of such shares.

        If the Company fails to commence such a proceeding within such 60 day time period, the Company must pay to each dissenting stockholder whose demand remains unsettled the amount such dissenting stockholder demands as fair value. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. All dissenters whose demands remain unsettled will be made parties to the court proceeding. Each such dissenter will be entitled to a judgment (i) for the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the Company, or (ii) for the fair value, plus accrued interest, of his after-acquired shares for which the Company elected to withhold payment.

        The court in an appraisal proceeding is required to assess all costs of the proceeding against the Company, except that the court may assess costs against all or some of the dissenters, in amounts the court finds to be equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment. The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable: (1) against the Company and in favor of any or all dissenters if the court finds the company did not substantially comply with the requirements of the KY-BCA; or (2) against either the Company or a dissenter, in favor of the other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the Company, the court may award to these counsel reasonable fees to be paid out of the amount awarded the dissenters.

        In perfecting a stockholder's right to dissent, neither a vote against the Plan nor a proxy directing such a vote will be deemed to satisfy the requirement that a written notice of an intent to demand payment be delivered to the Company prior to the taking of the vote thereon. However, a stockholder who has delivered such written notice before the taking of the vote thereon will not be deemed to have waived his or her right to dissent either by failing to vote against the Plan or by failing to furnish a proxy directing such vote.

        Vote Required. Under Kentucky law, the affirmative vote of the holders of a majority of the votes cast by the holders of the Company's Common Stock and the holders of the Company's Series A Preferred Stock (on an converted basis) represented and entitled to vote at the Annual Meeting are required to adopt Proposal 1.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AGREEMENT AND PLAN OF MERGER THAT WOULD, AMONG OTHER THINGS, CHANGE THE COMPANY'S DOMICILE FROM KENTUCKY TO TENNESSEE BY MEANS OF A MERGER INTO A NEWLY FORMED, WHOLLY-OWNED TENNESSEE SUBSIDIARY.

NOTE: IF PROPOSAL 1 IS APPROVED BY THE STOCKHOLDERS, THEN PROPOSAL 3 BECOMES NULL AND VOID AS THE EFFECT OF THE MERGER WILL AUTOMATICALLY INCREASE THE AUTHORIZED CAPITAL STOCK OF THE COMPANY AS SET FORTH ABOVE. HOWEVER, THE BOARD RECOMMENDS A VOTE FOR PROPOSALS 1 AND 3.

PROPOSAL NO. 2: 	ELECTION OF DIRECTORS


        Directors are elected each year to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. The current Board of Directors consists of ten members. At its February 1998 meeting, the Board of Directors nominated each of the current directors as nominees to stand for election at the Meeting, with the exception of Mr. Wallace N. Rasmussen who will not stand for re-election.

        In the election of directors, pursuant to Kentucky law each stockholder shall have the right to cast as many votes in the aggregate as he shall hold shares of Common Stock (or Series A Preferred Stock as adjusted for its voting rights) multiplied by the number of directors to be elected; and each stockholder may cast the whole number of votes for any one nominee or distribute such votes among two or more nominees. Unless contrary instructions are received, the enclosed proxy will be voted in favor of electing as directors the nominees listed below. Each nominee has consented to be a candidate and to serve, if elected. While the Board has no reason to believe any nominee will be unable to accept nomination or election as a director, if such an event should occur, the proxies will be voted with discretionary authority for a substitute or substitutes as shall be designated by the current Board of Directors.

        Certain information concerning each of the nominees is set forth below:

        Dennis C. Bottorff serves as Chairman and Chief Executive Officer of First American Corporation, a bank holding company. Mr. Bottorff served as President of First American Corporation from 1991 through 1994. Mr. Bottorff serves as a director for Ingram Industries, a privately-held provider of wholesale distribution, inland marine transportation, and insurance services.

        James L. Clayton serves as Chairman and Chief Executive Officer of Clayton Homes, Inc. Clayton Homes, Inc. produces, sells and finances manufactured homes. Mr. Clayton served as President of Clayton Homes, Inc. from 1956 through 1993. Mr. Clayton also serves as Chairman of BankFirst (formerly First Heritage Bank) and has held such position since 1992. In addition, Mr. Clayton is a director of Chateau Communities, Inc., a manufactured housing company.

        Reginald D. Dickson is Chairman of Buford, Dickson, Harper & Sparrow, Inc., investment advisors, and President Emeritus of Inroads, Inc., a non-profit organization supporting minority education. Mr. Dickson served as President and Chief Executive Officer of Inroads, Inc. from 1983 to 1993. He also serves as a director of First American Corporation, a bank holding company.

        John B. Holland served as President and Chief Operating Officer of Fruit of the Loom, Inc., a manufacturer of underwear and other soft goods, until his retirement in February 1996, at which time he became a consultant to that corporation.

        Barbara M. Knuckles is Director of Corporate and External Relations for North Central College in Naperville, Illinois. From 1988 to 1992, Ms. Knuckles was a private investor managing several family businesses. Ms. Knuckles serves as a member of the board of directors of
J. R. Short Milling Company, a privately-held specialty corn-milling company, and Harris Bank of Naperville, Illinois.

        Cal Turner, the founder of the Company, served as President from 1955 until 1977 and Chairman of the Board until December 1988. He is currently a consultant to the Company.

        Cal Turner, Jr. is the Chairman and Chief Executive Officer of the Company. Mr. Turner joined the Company in 1955 and has held the office of Chief Executive Officer since 1977. Mr. Turner has served as Chairman of the Board since January 1989 and served as President from
1977 to 1997.   Mr. Turner is a member of the board of directors of
First American Corporation and Thomas Nelson, Inc., a publishing company.

        David M. Wilds is president of Nelson Capital Partners III, L.P., a merchant banking company. From 1995 to 1998, Mr. Wilds was a principal for Nelson Capital Corporation. From 1990 to 1995, Mr. Wilds served as Chairman of the Board of Cumberland Health Systems, Inc., an owner and operator of psychiatric hospitals. Mr. Wilds is a director of Mattress Giant Corporation, a retail company; Inphact Inc., a teleradiology company; ActaMed, a healthcare software company; and Feldkircher Wire Fabricating Company, a metal fabricating company.

        William S. Wire, II served from 1986 until his retirement in 1994 as Chairman of the Board of Genesco, Inc., a manufacturer, wholesaler and retailer of footwear and clothing. Mr. Wire served as Chief Executive Officer of Genesco, Inc. from 1986 to 1993. Mr. Wire serves as a director of First American Corporation, and Genesco, Inc.

        COMMITTEES OF THE BOARD. The Company has a Corporate Governance and Compensation Committee ("CGC Committee") and an Audit Committee.


        In fiscal 1998, the CGC Committee consisted of Messrs. Rasmussen, Wilds and Wire (Chairman), The CGC Committee reviews and recommends policies and practices for the Company's corporate governance profile and sets the total compensation of, and reports to the Board of Directors initial and proposed salary changes paid to, all executive officers and any employee whose annual compensation exceeds that of the lowest paid executive officer. The CGC Committee reviews the compensation policies of the Company and compensation programs in which officers may participate. In addition, the CGC Committee develops general criteria concerning the qualifications and selection of Board members and officers, and recommends candidates for such positions to the Board of Directors. The CGC Committee will consider persons recommended by stockholders as potential nominees for directors, if the names of such persons are submitted in writing to the chairman of the CGC Committee or the Secretary of the Company (as required by the bylaws). The recommendations must be accompanied by a full statement of qualifications and an indication of the person's willingness to serve. The CGC Committee also administers the Company's stock option plans, excluding the 1988 Outside Directors' Plan, the 1993 Outside Directors' Plan, and the 1995 Outside Directors' Stock Option Plan which are administered by Cal Turner and Cal Turner, Jr. At least one time per year, the CGC Committee specifically reviews the standards of performance of the Chief Executive Officer ("CEO") for compensation purposes. (See "Report of the Corporate Governance and Compensation Committee of the Board of Directors on Executive Compensation.") The CGC Committee met four times during fiscal 1998.

        The Audit Committee is composed of Messrs. Clayton, Dickson, Holland (Chairman) and Ms. Knuckles. The functions of the Audit Committee include providing advice and assistance regarding accounting, auditing, corporate compliance and financial reporting practices of the Company. Annually, the Audit Committee recommends to the Board a firm of independent certified public accountants to serve as auditors. The Audit Committee will review with the auditors the scope and results of their annual audit, fees in connection with their audit and nonaudit services, and the independence of the Company's auditors. The Audit Committee met four times during fiscal 1998.

        During fiscal 1998, the Board of Directors held five meetings. All directors attended more than 75% of the aggregate number of meetings of the Board and committees on which they serve.

        COMPENSATION OF DIRECTORS. Directors receive a $5,000 quarterly retainer plus $1,250 for attending each regular meeting of the Board or any committee. Committee Chairmen receive an additional $1,250 for each committee meeting attended. Compensation for telephonic meetings is one-half the above rates. Board members who are officers of the Company do not receive any separate compensation for attending Board meetings, or committee meetings if requested by the committee to participate therein. In addition, the directors who are not employees of the Company are entitled to receive nondiscretionary options for the purchase of Common Stock pursuant to the 1995 Outside Directors' Stock Option Plan.

        DEFERRED COMPENSATION PLAN FOR DIRECTORS. In December 1993, the Board of Directors unanimously approved a voluntary, nonqualified compensation plan for director compensation. All outside directors are eligible to participate in the plan. Under the plan, each director may voluntarily defer receipt of all or a part of any fees normally paid by the Company to the director. The fees eligible for deferral are defined as retainer, board meeting fees and committee meeting fees. The compensation deferred is credited to a liability account which is increased quarterly at a minimum rate of 6% per year. The benefits will be paid, upon termination from the Board, as deferred compensation to the director as a lump sum of the accumulated account, as follows: (a) upon attaining age 65 or any age thereafter; (b) in the event of total disability; (c) in the event of death; or (d) in the event of voluntary termination.

        COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. During fiscal 1998, the CGC Committee was comprised of Messrs. Rasmussen, Wilds and Wire. None of these persons has at any time been an officer or employee of the Company or any subsidiary of the Company. No executive officer of the Company served during fiscal 1998 as a member of a compensation committee or as a director of any entity of which any of the Company's Directors served as an executive officer.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE
NOMINEES LISTED ABOVE.

PROPOSAL NO. 3  AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED ARTICLES
                OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK


     The approval an amendment to the Company's Articles which would increase the number of authorized shares of Common Stock, $.50 par value per share, to 500,000,000 shares from 200,000,000 shares. The following summary of the proposed amendment should be read in conjunction with, and is qualified in its entirety by reference to, the complete text of the proposed amendment which is attached hereto as Exhibit E.


EXPLANATION OF AND REASONS FOR AMENDMENT

        The Board of Directors believes that it is advisable to increase the authorized number of shares of Common Stock in order to have such additional shares available to the Company for, among other things, possible issuances in connection with such activities as stock splits and stock dividends, implementation of employee benefit plans, public offerings of shares for cash, and acquisitions of other companies. As of January 30, 1998 (as adjusted for the March 1998 stock split), the Company had a total of 167,066,013 shares of Common Stock issued and outstanding, and in addition, 5,457,166 shares of Common Stock remained reserved for issuance under the Company's stock option plans. Except for the shares issuable under the Company's stock option plans, the Company has no agreements or understandings regarding the issuance of any shares of Common Stock.

        Under the provisions of Kentucky law, the Board of Directors generally may issue authorized but unissued shares of Common Stock without stockholder approval. Having a substantial number of authorized but unissued shares of Common Stock that are not reserved for specific purposes would allow the Company to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in the Company's capitalization. The issuance of additional shares of Common Stock may, depending on the circumstances under which such shares are issued, reduce stockholder's equity per share and may reduce the percentage ownership of Common Stock by existing stockholders. It is not the present intention of the Board of Directors to seek stockholder approval prior to any issuance of Common Stock that would become authorized by the amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders.

        When issued, the additional shares of Common Stock authorized by the amendment will have the same rights and privileges as the shares of Common Stock currently authorized and outstanding. Holders of Common Stock have no preemptive rights and, accordingly, stockholders would not have any preferential rights to purchase any of the additional shares of Common Stock when such shares are issued.

        If the stockholders approve the change in the Company's domicile as set forth in Proposal 1, the increase in authorized shares will be effected as a result of the Merger and the provisions of DGTN's Charter. See "Proposal 1: Change in Domicile." If the increase in the number of authorized shares of Common Stock is approved by the stockholders but the stockholders do not approve the change in the Company's domicile then the Company's Articles will be amended solely to affect the increase in the number of authorized shares of Common Stock to 500,000,000 from 200,000,000 shares.

        Vote Required. Under Kentucky law, the affirmative votes of the holders of a majority of the votes cast by the holders of the Company's Common Stock and the holders of the Company's Series A Preferred Stock (on an as converted basis) represented and entitled to vote at the Meeting is required to adopt Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION.

PROPOSAL 4    APPROVAL OF DOLLAR GENERAL CORPORATION 1998 STOCK INCENTIVE PLAN

        The following is a summary of the 1998 Stock Incentive Plan (the "1998 Incentive Plan"). This summary is qualified in its entirety by the actual terms of the 1998 Incentive Plan, which is attached hereto as Exhibit F and incorporated herein by reference.


DESCRIPTION OF THE PLAN

        The Company believes that a key element of director, officer, and employee compensation is stock-based incentive compensation. Such compensation advances the interests of the Company by encouraging and providing for the acquisition of equity interests in the Company by directors, officers, and employees, thereby providing substantial motivation for superior performance. In that regard, the Board of Directors and the stockholders previously approved certain plans under which there were outstanding options for the purchase of 12,918,124 shares and there were 5,457,166 shares available for future grant at January 31, 1998. Upon recommendation by the CGC Committee, on April 27, 1998, the Board of Directors has adopted, subject to stockholder approval, the 1998 Incentive Plan and has recommended its submission to the Company's stockholders.

        Under the 1998 Incentive Plan, the CGC Committee has the authority to grant to employees and consultants of the Company, and the Board of Directors has the authority to grant to directors who are not employed by the Company ("Outside Directors"), the following types of awards: (1) stock options; (2) stock appreciation rights; and/or (3) restricted stock. The CGC Committee has the power to delegate authority to the Company's CEO or to a committee composed of officers of the Company to grant, on behalf of the CGC Committee, non-qualified stock options, subject to such guidelines as the CGC Committee may determine from time to time. Pursuant to the 1998 Incentive Plan, 6,000,000 shares of Common Stock have been reserved and, upon stockholder approval, will be available for issuance, which may include authorized and unissued shares or treasury shares. The CGC Committee desires to make grants to employees at the store level and throughout the Company to more fully align employees' interests with the interests of the Company's stockholders.

        The maximum number of shares of Common Stock for which awards may be made under the 1998 Incentive Plan to any officer of the Company or other person whose compensation may be subject to the limitations on deductibility under Section 162(m) of the Code is 500,000 during any single year. As of the date hereof, no awards have been made under the 1998 Incentive Plan. Any shares as to which an option or other award expires, lapses unexpired, or is forfeited, terminated, or canceled may become subject to a new option or other award. No grant under the 1998 Incentive Plan shall have an exercise period of more than ten years.

        The 1998 Incentive Plan also provides for automatic grants of non-qualified stock options to Outside Directors pursuant to the following formula: (i) the annual retainer for an Outside Director (determined with reference to the rate of annual retainer in effect on the date the non-qualified stock option is granted), divided by (ii) the fair market value of a share of Common Stock on the date of the grant, multiplying the result (the quotient) by three, rounding the resulting number of shares up to the nearest whole share. In the event an Outside Director serves as Chairman of the Board, the multiplier in the preceding sentence shall be four in lieu of three. The exercise price of each non-qualified stock option granted hereunder shall be the fair market value on the date of the grant. Such options will vest with respect to all shares on the first anniversary of the date of grant, if such Outside Director is still serving as a director on such date. All options automatically granted to an Outside Director will enable the optionee to purchase shares of Common Stock at the fair market value of the Common Stock on the date of grant. Outside Directors will not be able to transfer or assign their options without the prior written consent of the Board of Directors other than (i) transfers by the optionee to a member of his or her immediate family or a trust for the benefit of the optionee or a member of his or her immediate family, or
(ii) transfers by will or by the laws of descent and distribution. Options automatically granted to Outside Directors will have a term of ten years from the date of grant. The exercise price may be paid in cash, shares of Common Stock, or a combination thereof. No awards shall be made hereunder until awards are no longer made pursuant to the 1995 Outside Directors Stock Option Plan.

        Incentive stock options ("ISOs") and non-qualified stock options may be granted for such number of shares as the CGC Committee may determine and may be granted alone, in conjunction with, or in tandem with other awards under the 1998 Incentive Plan or cash awards outside the 1998 Incentive Plan. A stock option will be exercisable at such times and subject to such terms and conditions as the CGC Committee will determine. In the case of an ISO, however, the term will be no more than ten years after the date of grant (five years in the case of ISOs for certain 10% shareholders). The option price for an ISO will not be less than 100% (110% in the case of certain 10% shareholders) of the fair market value of the Common Stock as of the date of grant and for any non- qualified stock option will not be less than 50% of the fair market value as of the date of grant. ISOs granted under the 1998 Incentive Plan may not be transferred or assigned other than by will or by the laws of descent and distribution. No ISOs may be granted on or after the tenth anniversary of the earlier of the effectiveness of the 1998 Incentive Plan or shareholder approval thereof. Non-qualified stock options and stock appreciation rights may not be transferred or assigned without the prior written consent of the CGC Committee other than (i) transfers by the optionee to a member of his or her immediate family or a trust for the benefit of the optionee or a member of his or her immediate family, or (ii) transfers by will or by the laws of descent and distribution.

        Stock appreciation rights may be granted under the 1998 Incentive Plan in conjunction with all or part of a stock option and will be exercisable only when the underlying stock option is exercisable. Once a stock appreciation right has been exercised, the related portion of the stock option underlying the stock option appreciation right will terminate. Upon the exercise of a stock appreciation right, the Company will pay to the employee or consultant in cash, Common Stock, or a combination thereof (the method of payment to be at the discretion of the CGC Committee), an amount equal to the excess of the fair market value of the Common Stock on the exercise date over the option price, multiplied by the number of stock appreciation rights being exercised.

        Restricted stock awards may be granted alone, in addition to, or in tandem with, other awards under the 1998 Incentive Plan or cash awards made outside the 1998 Incentive Plan. The provisions attendant to a grant of restricted stock may vary from participant to participant. In making an award of restricted stock, the CGC Committee will determine the periods during which the restricted stock is subject to forfeiture and may provide such other awards designed to guarantee a minimum value for such stock. The CGC Committee may also impose such other conditions and restrictions on the shares of restricted stock as it deems appropriate, including the satisfaction of one or more of the following performance criteria: (i) pre-tax income or after-tax income; (ii) operating cash flow; (iii) operating profit; (iv) return on equity, assets, capital, or investment; (v) earnings or book value per share;
(vi) sales or revenues; (vii) operating expenses; (viii) Common Stock price appreciation; and (ix) implementation, management, or completion of critical projects or processes (the "Performance Goals"). The Performance Goals may include a threshold level of performance below which no payment will be made (or will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the Performance Goals will be determined, to the extent applicable, in accordance with generally accepted accounting principles and will be subject to certification by the CGC Committee; provided, that the CGC Committee will have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non- recurring events affecting the Company. The CGC Committee may provide that such restrictions will lapse with respect to specified percentages of the awarded shares of restricted stock on successive future dates. During the restriction period, the employee or consultant may not sell, transfer, pledge, or assign the restricted stock but will be entitled to vote the restricted stock and to receive, at the election of the CGC Committee, cash or deferred dividends. No restricted stock awards will be issued pursuant to the 1998 Incentive Plan in excess of 100,000 shares of Common Stock.

        If there is a change in control or a potential change of control of the Company, stock appreciation rights and any stock options which are not then exercisable, will become fully exercisable and vested and the restrictions and deferral limitations applicable to restricted stock and other stock-based awards may lapse and such shares and awards will be deemed fully vested. For purposes of the 1998 Incentive Plan, a change of control is defined generally to include (i) any person or entity, other than the Company or a wholly-owned subsidiary of the Company, becoming the beneficial owner of the Company's securities having 35% or more of the combined voting power of the then outstanding securities that may be cast for the election of directors; (ii) in connection with a cash tender, exchange offer, merger or other business combination, sale of assets or contested election, less than a majority of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors being held in the aggregate by the holders of the Company's securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction; and (iii) during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board ceasing to constitute at least a majority thereof, unless the election of each director first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period. Stock options, stock appreciation rights, and restricted stock will, unless otherwise determined by the CGC Committee in its sole discretion, be cashed out on the basis of the change in control price (as defined in the 1998 Incentive Plan and as described below). The change in control price will be the highest price per share paid in any transaction reported on the NYSE or paid or offered to be paid in any bona fide transaction relating to a change in control or potential change in control at any time during the immediately preceding 60-day period, as determined by the CGC Committee.

        The Board may amend, alter, or discontinue the 1998 Incentive Plan, provided that no amendment may be made which would impair the rights of an optionee or participant under an award made under the 1998 Incentive Plan without the participant's consent. No award may be granted pursuant to the 1998 Incentive Plan on or after the tenth anniversary of the effective date of the plan, but awards granted prior to such tenth anniversary may be extended beyond that date.

        Because awards under the 1998 Incentive Plan are at the discretion of the CGC Committee, the benefits that will be awarded under the 1998 Incentive Plan to persons other than Outside Directors are not currently determinable.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

        The following is a brief summary of the Federal income tax aspects of awards made under the 1998 Incentive Plan based upon the Federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.


        Incentive Stock Options. No taxable income is realized by the participant upon the grant or exercise of an ISO. If Common Stock is issued to a participant pursuant to the exercise of an ISO, and if no disqualifying disposition of the shares is made by the participant within two years of the date of grant or within one year after the transfer of the shares to the participant, then: (a) upon the sale of the shares, any amount realized in excess of the option price will be taxed to the participant as a mid-term or long-term capital gain, and any loss sustained will be a capital loss, and (b) no deduction will be allowed to the Company for Federal income tax purposes. The exercise of an ISO will give rise to an item of tax preference that may result in an alternative minimum tax liability for the participant unless the participant makes a disqualifying disposition of the shares received upon exercise.

        If Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of the holding periods described above, then generally: (a) the participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for such shares, and (b) the Company will be entitled to deduct any such recognized amount. Any further gain or loss realized by the participant will be taxed as short-term, mid-term, or long-term capital gain or loss, as the case may be, and will not result in any deduction by the Company.

        Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a non-qualified stock option.

        Non-Qualified Stock Options. Except as noted below, with respect to non-qualified stock options: (a) no income is realized by the participant at the time the option is granted; (b) generally upon exercise of the option, the participant realizes ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise and the Company will be entitled to a tax deduction in the same amount; and (c) at disposition, any appreciation (or depreciation) after date of exercise is treated either as short-term, mid-term, or long-term capital gain or loss, depending upon the length of time that the participant has held the shares. See "-Restricted Stock" for tax rules applicable where the spread value of an option is settled in an award of restricted stock.

        Stock Appreciation Rights. No income will be realized by a participant in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the participant will generally be required to include as taxable ordinary income in the year of exercise, an amount equal to the amount of cash and the fair market value of any shares received. The Company will be entitled to a deduction at the time and in the amount included in the participant's income by reason of the exercise. If the participant receives Common Stock upon exercise of a stock appreciation right, the post-exercise appreciation or depreciation will be treated in the same manner discussed above under "-Non-Qualified Stock Options."

        Restricted Stock. A participant receiving restricted stock generally will recognize ordinary income in the amount of the fair market value of the restricted stock at the time the stock is no longer subject to forfeiture, less the consideration paid for the stock. However, a participant may elect, under Section 83(b) of the Code within 30 days of the grant of the stock, to recognize taxable ordinary income on the date of grant equal to the excess of the fair market value of the shares of restricted stock (determined without regard to the restrictions) over the purchase price of the restricted stock. Thereafter, if the shares are forfeited, the participant will be entitled to a deduction, refund, or loss, for tax purposes only, in an amount equal to the purchase price of the forfeited shares regardless of whether he made a Section 83(b) election. With respect to the sale of shares after the forfeiture period has expired, the holding period to determine whether the participant has long-term, mid-term or short-term capital gain or loss generally begins when the restriction period expires and the tax basis for such shares will generally be based on the fair market value of such shares on such date. However, if the participant makes an election under Section 83(b), the holding period will commence on the date of grant, the tax basis will be equal to the fair market value of shares on such date (determined without regard to restrictions), and the Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the participant in the year that such income is taxable.

        Dividends and Dividend Equivalents. Dividends paid on restricted stock generally will be treated as compensation that is taxable as ordinary income to the participant, and will be deductible by the Company. If, however, the participant makes a Section 83(b) election, the dividends will be taxable as ordinary income to the participant but will not be deductible by the Company.

        The 1998 Incentive Plan is not intended to be a "qualified plan" under Section 401(a) of the Code.

        Vote Required. Under Kentucky law, the affirmative votes of the holders of a majority of the votes cast by the holders of the Company's Common Stock and the holders of the Company's Series A Preferred Stock (on an as converted basis) represented and entitled to vote at the Annual Meeting are required to adopt Proposal 4.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION AND APPROVAL OF THE 1998 STOCK INCENTIVE PLAN.

     REPORT OF THE CORPORATE GOVERNANCE AND COMPENSATION COMMITTEE
          OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION


        The three-member Corporate Governance and Compensation Committee (the "CGC Committee") prepared the following executive compensation report.


	A.	COMPENSATION PHILOSOPHY

        The Company has adopted the concept of pay-for-performance linking management compensation, Company performance and stockholder return. This strategy reflects the Company's desire to pay for results that are consistent with the key goals of the Company and its stockholders. The CGC Committee and the Company believe that combining variable, direct and indirect pay components of its compensation program enables the Company to attract, retain and motivate result-orientated employees to achieve higher levels of performance.

        1.      VARIABLE COMPENSATION PHILOSOPHY

        At nearly all levels of the Company, a significant portion of pay is variable, being contingent upon Company (or store unit) performance. The performance-based component, whether annual incentive or long-term incentive, is significant enough to serve as a strong incentive for excellent performance. Additionally, performance-based compensation through the granting of stock options to employees serves to increase employee ownership of the Company.

        2.      DIRECT COMPENSATION PHILOSOPHY

        Though performance-based compensation is to be emphasized, base pay is competitive. The Company believes base pay should relate to the skills required to perform a job and to the value of each job performed relative to the industry, market and strategic importance to the Company. This method of valuation allows the Company to respond to changes in its employment needs and changes in the labor market. Increases in base pay require a satisfactory or better level of performance as determined by the CGC Committee.

        3.      INDIRECT COMPENSATION PHILOSOPHY

        The Company's indirect-compensation programs are intended to protect its employees from extreme financial hardship in the event of a catastrophic illness or injury and provide limited income security for retirement years. Health, life and disability benefit programs should provide competitive levels of protection without jeopardizing the Company's position as a low-cost retailer. The Company manages health-care costs aggressively and enlists employee assistance in cost management. Employees have various opportunities to share in health-care cost- reductions and are encouraged to adopt healthy lifestyles.

        The Company's retirement plans should provide limited income security at retirement for the typical employee. The Employee Stock Ownership Plan reflects the Company's commitment to widespread stock ownership of the Company by employees at all levels of employment. Employees are also invited to share in ownership of the Company through participation in the Dollar General Employee Stock Purchase Plan and the Company's 401(k) plan.

	B.	EXECUTIVE OFFICER COMPENSATION

        Under the supervision of the CGC Committee, the Company has developed compensation policies and programs designed to provide competitive levels of compensation that integrate pay with the Company's annual and long-term performance goals. The Company is committed to creating an incentive for its employees to contribute to the overall results of the Company thereby encouraging a team approach toward accomplishment of corporate objectives and creating value for stockholders.

        The executive officers' compensation for fiscal 1998 reflected the Company's increasing emphasis on tying pay to both short-term and long-term incentives. The short-term incentive is an annual cash bonus based on a percentage of the executive officer's salary. The long-term incentives are performance-accelerated stock options. Incentive pay awarded to the CEO and the other Named Executive Officers was controlled by Company performance goals which are established annually. While the CGC Committee's approach to base compensation is to offer competitive (although slightly lower-than-average) salaries to the CEO and the other Named Executive Officers in comparison with market practices, base salaries have become a relatively smaller element in the total executive officer compensation package as compared with the Company's pay-for-performance component. The fiscal 1998 average base salaries for the Named Executive Officers (not including the CEO or President) increased 8.6%. The increase in base salaries in fiscal 1998 was determined based upon recommendations made by the human resources department to the CGC Committee, a review of peer group comparison data (using the peer group compensation survey published by Management Compensation Services)(1) and the subjective analysis of the CGC Committee after evaluating the recommendations, peer group data, the Company's overall performance and the respective individual performance criteria of the Named Executive Officers.
_______
        (1) The peer group compensation survey is published annually by Management Compensation Services. The 1996 survey included the following mass-merchandising companies: Ames Department Stores, Bradlees, Caldor, Consolidated Stores, Dayton Hudson, Filene's Basement, Garden Ridge, Hills Department Stores, K-Mart Stores, Mac Frugal's Bargains/Closeouts, Meijer, Montgomery Ward, Pamida, Quality Stores, Ross Stores, Sears Roebuck, Service Merchandise, ShopKo Stores, TJX Companies, Venture Stores and Wal-Mart Stores, For the past eight years the Company has used this well-known peer-group annual salary survey when reviewing and establishing the Company's executive compensation policies. Because the Company uses this survey for executive compensation comparison and because the Company ties executive compensation directly to Company performance, the same peer group survey, with the exception of those companies that are not publicly traded (and for which stock comparison data are therefore unavailable), is used for Company performance comparison purposes.


        1.   ANNUAL CASH BONUSES

        The Company's annual cash bonus opportunity for the executive officers makes up the short-term incentive component of their cash compensation. The payment of annual cash bonuses is based on both objective and subjective criteria.

        Objective criteria include actual earnings-per-share results versus target earnings-per-share results as established by the CGC Committee at the end of the prior fiscal year. The Company uses earnings-per-share improvement for determining target goals for the executive officers' variable pay for primarily two reasons: first, it is a defined measure of total Company performance and second, it is a measure that can be easily identified and reviewed by stockholders.

        In order for an officer to receive a cash bonus under the cash bonus incentive program effective for fiscal 1998, the Company had to meet committee-established earnings-per-share goals, each exceeding the prior year's performance. If the Company reached the "target" goal, which was considered by the CGC Committee to be challenging, then 25% of salary was to be awarded to each executive officer as a cash bonus. If the Company reached the "stretch" goal, which was considered by the Committee to be extremely challenging, then 75% of salary was to be awarded to each executive officer as a cash bonus. The percentage of salary awarded for earnings-per- share performance falling between the "target" and "stretch" goals is on a graduated scale (from 26% of salary to 74% of salary) commensurate with the earnings-per-share performance.

        Subjective performance criteria include the results of each executive officer's performance review pursuant to the Company's Performance Development Process ("PDP"). The Company's PDP is a comprehensive program that focuses on total performance improvement by concentrating on "Key Development Areas" ("KDAs") and "Key Result Areas" ("KRAs"). KDAs emphasize skill enhancement, leadership development, and career goal aspirations of employees. KRAs focus on the key results required to actively pursue the Company's mission. KDAs and KRAs are set annually for each management employee by the employee's supervisor, and the payment of an annual bonus is dependent upon each executive officer achieving his individual goals. That is, Company performance is not the sole criterion by which an executive officer's annual cash bonus payout is determined. Two factors determine whether an executive officer would receive an annual cash bonus: (a) The Company must achieve an established earnings-per-share goal; and (b) the individual must achieve a satisfactory performance evaluation based upon the above-described PDP factors. Therefore, equal weight is given to each of these factors.

        Because the Company exceeded its target goal but did not meet its stretch goal for fiscal 1998, the executive officers will receive 69% of their annual salaries as cash bonuses (paid in fiscal 1999). Because the Company reached its stretch goal for fiscal 1997, the executive officers received the maximum cash bonus award for fiscal 1997 (paid in fiscal 1998).

         2.   EMPLOYEE STOCK INCENTIVE PLAN

        The Company's 1989 Employee Stock Incentive Plan ("1989 Plan"), 1993 Employee Stock Incentive Plan ("1993 Plan") and 1995 Employee Stock Incentive Plan ("1995 Plan") award non-qualified performance-accelerated stock options to the executive officers, department directors and other personnel considered to be in key positions, as approved by the CGC Committee.

        The CGC Committee granted performance-accelerated stock options under its Stock Incentive Program with annual accelerated-vesting schedules based on the achievement of corporate performance goals (as measured by earnings-per-share) and individual performance goals (as measured by the Company's PDP). To further encourage outstanding performance, the CGC Committee adopted a compensation program that ties the acceleration of stock option vesting to earnings-per-share goals. Each executive officer receives stock option grants with a nine and one-half year vesting schedule. However, if the executive officer meets his individual goal and the Company meets or exceeds its established earnings-per-share goal then the stock option grant tied to that goal will vest earlier than nine and one-half years. If the CGC Committee-established earnings-per-share goal for the Stock Incentive Program is met, then grants tied to that fiscal year's performance will vest on an accelerated basis.

        In determining the number of the shares subject to stock options granted to the employees eligible to participate in the stock incentive plans, the CGC Committee takes into account the respective scope of accountability, the strategic and operational responsibilities of such employees, as well as the salary levels of such employees.

         Compensation data from the Management Compensation
Services compensation survey reveals that annual stock grants (calculated as grant price times the number of shares granted) are typically expressed as a multiple of salary. Annual grant amounts fall within a range of one to three times the CEO'S annual salary, and executive officer's grant amounts fall within a range of one-half to one and one-half times the executive officer's salary. Because the CGC Committee has decided to place greater emphasis on the performance-based component of compensation, it pays lower-than-average salaries for the CEO and other executive officers but sets incentive compensation multiples at or above the high end of the peer group survey ranges for these positions. Specifically, the CGC Committee has established an incentive compensation multiple of approximately three to four and one-half times salary for determining annual stock option grants for the CEO and the other executive officers. These options are valued by multiplying the option exercise price (fair market value at the time of grant) by the number of shares granted.

        In addition, the CGC Committee established a stock-option program called the Stock Plus Program. This program, which is composed of option grants under the 1989 Plan, the 1993 Plan and the 1995 Plan, awards each executive officer additional stock options if the executive officer maintains from May 1 to April 30 of the grant year a level of Company-stock ownership (determined by the fair market value as set by the NYSE trading price at the close of business on April 1) equal to at least two and one-half times his or her salary. The CEO is required to maintain ownership of four times his salary to be eligible to participate in this program.

        Because (1) the Company exceeded its stock option program earnings-per-share goals for fiscal 1998, (2) each named executive officer achieved his previously-established performance goals, and (3) each Named Executive Officer met the ownership requirements of the Stock Plus Program, the maximum number of options which could vest on an accelerated basis or otherwise in fiscal 1998 became fully vested.

        Because (1) the Company exceeded its stock option program earnings-per-share goals for fiscal 1997, (2) each named executive officer achieved his previously-established performance goals, and (3) each Named Executive Officer met the ownership requirements of the Stock Plus Program, the maximum number of options which could vest on an accelerated basis or otherwise in fiscal 1997 became fully vested.

        C.      CHIEF EXECUTIVE OFFICER COMPENSATION

        As with the other executive officers, the CEO's compensation reflects the Company's increasing emphasis on tying compensation to both short-term and long-term performance goals. When determining the CEO's salary, the CGC Committee considers the CEO's prior-year performance and expected future contributions to the Company as well as peer-industry survey results published annually. The CEO's salary, which was not increased in fiscal 1998, was 22.4% lower than the industry comparison group median.

        The CGC Committee, believing that the CEO should have some compensation at risk in order to encourage performance that maximizes stockholder return, has created a significant opportunity for additional compensation through performance-based incentives. The performance-based compensation for which the CEO is eligible takes the form of both short-term and long-term incentives. Like the other executive officers, the CEO is eligible for a cash bonus (the short-term incentive) based on the attainment of individual goals and earnings-per-share goals. Also like the other executive officers, the CEO is eligible for Stock Incentive program non-qualified performance-accelerated stock options and stock-ownership-based Stock Plus Program stock options (the long-term incentive). The Stock Incentive Program stock options, which have a nine and one-half year vesting schedule, can be accelerated to an earlier year upon the attainment of Committee-established earnings-per-share goals, and individual performance goals.

        The CGC Committee believes that in order to maximize the CEO's performance, a substantial portion of the CEO's compensation should be tied directly to overall Company performance. Consistent with this philosophy, the CGC Committee has established a lower-than-average salary for the CEO (as compared to CEOs of the peer-group compensation survey participants) while emphasizing the pay-for-performance components of the CEO's total compensation package. When considering the CEO's pay-for-performance component of his compensation package, the Committee took into consideration prior pay-for-performance awards. The CGC Committee determined that based on the CEO's individual performance and the performance of the Company, it was important to continue its incentive compensation program in a manner that is competitive in the industry and that continues to motivate and reward outstanding performance.


        Under the Company's short-term incentive program (cash bonus), the CEO's total possible cash-bonus incentive is 100% of his salary. To be eligible for an earnings-per-share cash bonus award, the CEO must achieve personal performance goals established by the CGC Committee, and the Company must meet at least one of its cash bonus program earnings-per-share goals. If the CEO meets his individual performance goals and the Company meets its Committee-established cash bonus program "target" goal, the CEO will receive a cash bonus equal to 25% of his annual salary. If the CEO's individual goals are met and the CGC Committee-established cash bonus program "stretch" earnings-per-share goal is met, then the CEO will receive a cash bonus equal to 100% of his
annual salary.   The percentage of salary awarded for earnings-per-share
performance falling between the "target" and "stretch" goals is on a graduated scale (from 26% to 99% of salary) commensurate with the earnings- per-share performance.

         Because the Company exceeded its target earnings-per-share goal set for fiscal 1998, but did not achieve its stretch earnings-per-share goal established for awarding cash bonus, the CEO's short-term incentive compensation program rewarded the CEO with a cash bonus (paid in fiscal
1999) of 88% of his annual salary. Because the Company reached its cash bonus "target" earnings-per-share goals for fiscal 1997, the CEO was paid a cash bonus of 100% of his annual salary in fiscal 1998 for fiscal 1997 performance.

        The CEO's long-term incentive compensation program effective for fiscal 1998 rewards the CEO with stock option grants up to approximately three to four and one-half times his annual salary. If the CGC Committee- established stock option program "target" earnings-per-share goal is met and the CEO meets his individual performance standard, he will vest on an accelerated basis in a stock option grant that represents approximately 67% of the total non-Stock-Plus stock option benefit. If both individual and earnings-per-share goals are met, then the CEO will vest on an accelerated basis in the grants tied to that fiscal year's performance.

        The CEO also participates in the Company's Stock Plus program. This program, which is composed of option grants under the 1989 Plan, the 1993 Plan and the 1995 Plan, rewards the CEO with additional stock options if the CEO maintains a level of Company-stock ownership equal to at least four times his salary.

        For fiscal 1998 and 1997, because the Company exceeded the Committee-established stock option program earnings-per-share goal, the CEO met his performance standard and the CEO met the Company stock ownership requirement, the CEO vested, on an accelerated basis, in the maximum number of the available stock option grants.

        D.      DEDUCTIBILITY.

        The CGC Committee continues to analyze the potential impact of the $1,000,000 limit on the deductibility of executive compensation for federal income tax purposes enacted as part of the 1993 Omnibus Budget Reconciliation Act ("OBRA"). Under the regulations, compensation pursuant to the Company's stock plans should qualify as "performance-based" and therefore, should be excluded from the $1,000,000 limit. Other forms of compensation provided by the Company to its executives, however, are not excluded from such limit. The Company currently has an agreement with the CEO which will result in the deferral of compensation in excess of the $1,000,000 limit to a year in which the limit would not be exceeded.

		William S. Wire, II - Committee Chairman
		Wallace N. Rasmussen
		David M. Wilds

                        COMMON STOCK PERFORMANCE

        As a part of the executive compensation information presented in this Proxy Statement, the SEC requires the Company to prepare a performance graph that compares its cumulative total stockholders' return during the previous five years with a performance indicator of the overall stock market and the Company's peer group. For the overall stock market performance indicator, the Company has chosen to use the S&P Mid-Cap 400 Index. For the peer group stock market performance indicator, the Company has chosen to use the stock market results of the publicly-held participants of the compensation survey published by Management Compensation Services used by the CGC Committee when reviewing and establishing the Company's executive compensation policies. See "Report of the Corporate Governance and Compensation Committee of the Board of Directors on Executive Compensation."


             [PERFORMANCE GRAPH REPRESENTING THE FOLLOWING
       INFORMATION HAS BEEN OMITTED FROM THIS ELECTRONIC FILING]

            COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
AMONG DOLLAR GENERAL CORPORATION, THE S&P MIDCAP 400 INDEX AND A PEER GROUP
-------------------------------------------------------------------------------

<CAPTION
Peer Group Cumulative
Total Return (Weighted
Average by Market Value)      1/31/93    1/31/94    1/31/95    1/31/96    1/31/97    1/31/98

Dollar General Corporation    100        153        228        222        348        642
Peer Group                    100         95         81         88        112        171
S&P MIDCAP 400                100        115        110        144        176        220



*  $100 INVESTED ON 1/31/93 IN STOCK OR INDEX - INCLUDING
REINVESTEMENT OF DIVIDENDS.

                         EXECUTIVE COMPENSATION

        The following table provides information as to annual, long-term or other compensation paid or accrued during fiscal years 1998, 1997 and 1996 for the Company's CEO and the persons who, at the end of fiscal 1998, were the other four most highly- compensated executive officers of the Company (collectively the "Named Executive Officers").

                       SUMMARY COMPENSATION TABLE


                                                                             Long-Term
                                           Annual Compensation          Compensation Awards
                                      ------------------------------  ------------------------
                                                        Other Annual  Restricted   Securities         All Other
                             Fiscal   Salary    Bonus   Compensation  Stock        Underlying         Compensation
Name and Principal Position   Year    ($)       ($)     ($) (1)       Awards ($)   Options (#) (2)    ($) (3)


Cal Turner, Jr. and           1998    599,129   600,000    9,076              0       183,105          64,315
Chief Executive Officer       1997    586,564         0    9,425              0       294,270          60,795
                              1996    537,500   500,000    9,508              0       287,726          59,420

Bob Carpenter, Chief          1998    195,000   135,000    8,169              0        62,255           6,350
Administrative Officer and    1997    174,168         0    9,305              0       100,538           6,000
Chief Counsel                 1996    157,500   112,500    8,534              0        96,783           6,000


Bruce Krysiak, President      1998    386,630         0   48,048              0       173,182           6,350
(5)                           1997     32,219         0        0       $339,625 (6)   546,871               0
                              1996          0         0        0              0             0               0

Phil Richards, Chief          1998    200,000   150,000    5,715              0        89,271           6,350
Financial Officer             1997    116,667         0   88,144              0       323,790               0
                              1996          0         0        0              0             0               0


Leigh Stelmach, Executive     1998    293,750   206,250    9,070              0        62,255           6,350
Vice President Operations     1997    270,314         0    9,588              0       100,538           6,000
                              1996    251,250   168,750    8,851              0        96,783           6,000


___________________________
(1) The amounts reported in this column reflect gross-ups for tax reimbursements.
(2) The Stock Incentive Program and Stock Plus Program stock option grants granted in fiscal 1998 will vest nine and one-half years after the date of grant provided the executive officer is still employed by the Company. The vesting dates for each Stock Incentive Program grant can be accelerated to April 1 in the year immediately following the associated year-end if the individual officer meets his individual performance goals and the Company meets its earnings-per-share goals set for that year. The Stock Plus Program grants require the holder to maintain a specified level of Company stock ownership for vesting to be accelerated.
(3) Includes $5,600 contributed in fiscal 1998, $5,250 in fiscal 1997 and fiscal 1996 to each eligible executive officer's retirement account. Includes a $750 contribution to each eligible executive officer's
Employee Stock Ownership Plan account in fiscal 1998, fiscal 1997 and fiscal 1996. Includes for Mr. Turner the following amounts paid as premiums on a split-dollar life insurance policy: 1998: $57,964, 1997:
$54,795, and 1996: $53,420.
(4) Effective January 31, 1997, Mr. Turner resigned as President and continues in his capacity as Chairman and Chief Executive Officer.
(5) Mr. Krysiak resigned from the Company effective April 1, 1998.
(6) Represents the value of 21,484 shares granted pursuant to Mr. Krysiak's restricted stock agreement.

                  OPTIONS GRANTED IN LAST FISCAL YEAR

        The following table provides information as to options granted to the Named Executive Officers during fiscal 1998. The Company granted no Stock Appreciation Rights in fiscal 1998, and no Named Executive Officer holds any Stock Appreciation Rights.



                                                                                     Potential Realizable Value at
                                                                                     Assumed Annual Rates of Stock
                                                                                       Price Appreciation for
                                            Individual Grants                                 Option Term
                 -------------------------------------------------------------------------------------------------------

                                            % of Total
                       Number of             Options
                       Securities          Granted to      Exercise
                       Underlying         Employees In      or Base
                     Options Granted       Fiscal Year      Price        Expiration
     Name               (#) (1)              1998 (%)       ($/Sh)         Date           5% ($)         10% ($)

Cal Turner, Jr.          97,656                5.7%          $20.96        3/21/07       $2,435,732      $6,172,623
                         48,827                              $20.96        3/21/07
                         36,621                              $21.92        6/02/07


Bob Carpenter            33,202                1.9%          $20.96        3/21/07       $  828,140      $2,098,668
                         16,601                              $20.96        3/21/07
                         12,451                              $21.92        6/02/07


Bruce Krysiak (2)        65,000                5.4%          $20.96        3/21/07       $2,328,520      $5,900,928
                         32,500                              $20.96        3/21/07
                         75,682                              $21.92        6/02/07


Phil Richards            33,202                2.8%          $20.96        3/21/07       $1,200,569      $3,042,477
                         16,601                              $20.96        3/21/07
                         39,467                              $21.92        6/02/07


Leigh Stelmach           33,202                1.9%          $20.96        3/21/07       $  828,140      $2,098,668
                         16,601                              $20.96        3/21/07
                         12,451                              $21.92        6/02/07





(1) These granted options are to be vested on an accelerated basis upon the attainment of individual and Company performance (earnings-per-share) goals. Accelerated vesting for a portion of the grants to each Named Executive Officer (the Stock Plus Program grants) is based on company-stock ownership goals. The above-identified stock option grants for each Named Executive Officer are listed in the following order: (1) Stock Incentive Program grants which, for purposes of accelerated vesting are tied to earnings-per-share goal one, (2) Stock Incentive Program grants which, for purposes of accelerated vesting are tied to earnings-per-share goal two, and (3) Stock Plus Program grants.
(2) Mr. Krysiak resigned effective April 1, 1998. As a result, the options to purchase of Common Stock which were granted in fiscal 1998 were cancelled.

AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND YEAR-END VALUES

The following table provides information as to options exercised or held by the named executive officers during fiscal 1998.

                                                      Number of Securities         Value of Unexercised
                                                     Underlying Unexercised             In-the-Money
                                                    Options at Fiscal Year End    Options at Fiscal Year-end
                                                   -------------------------------------------------------------------
                      Shares         Value
                    Acquired on     Realized
      Name          Exercise (#)    ($) (1)         Exercisable  Unexercisable    Exercisable  Unexercisable

Cal Turner, Jr.        670,533      7,402,215                0         911,011              0     12,198,661

Bob Carpenter          158,281      2,446,800          234,128         303,635      4,485,721      4,054,831

Bruce Krysiak          143,140      1,618,453          101,000          97,656 (2)  1,342,492      1,298,043 (2)

Phil Richards          165,935      2,264,313                0         247,126              0      2,308,279

Leigh Stelmach          51,561        998,227          155,852         303,635      3,087,213      4,054,831



(1) Market value of underlying securities at exercise or year-end, minus the exercise price.
(2) As a result of Mr. Krysiak's resignation, effective April 1, 1998, all previously unvested options granted for the purchase of Common Stock were cancelled, except those that would vest on or before April 1, 1998.

                        EMPLOYEE RETIREMENT PLAN

        In fiscal 1998, the Company combined its two existing retirement plans, the Dollar General Money Purchase Retirement Plan and the Dollar General Employee Stock Ownership Program, to create a new retirement program. The Dollar General Corporation 401(k) Savings and Retirement Plan (the "401(k) Plan") became effective on January 1, 1998. Balances in the two earlier plans were transferred into the 401(k) Plan and the other plans were terminated.

        The Company will make an automatic annual contribution equal to 2% of each eligible employee's compensation. Seventy-five percent of this automatic contribution will be made in cash, while the remaining twenty-five percent will be contributed in the Company's Common Stock. Eligible employees are not required to make any additional contributions in order to receive this automatic contribution from the Company. However, participants may elect to contribute between one and fifteen percent of their annual salary, up to a maximum annual contribution of $10,500. The Company will match 50% of employee contributions, up to 6%.

        The 401(k) Plan covers substantially all employees, subject to certain eligibility requirements, including the Named Executive
Officers. The 401(k) Plan is subject to the Employee Retirement and Income Security Act ("ERISA").

        A participant's right to claim a distribution of his or her account balance is dependent on ERISA guidelines, Internal Revenue Service regulations, and a vesting schedule as follows:

  Employee Contributions          Immediately Vested
  Dollar General Automatic
   Contribution (2%)              Immediately Vested
  Employer Matching Contribution  At the end of the 1st - 3rd  Years   0% Vested
                                  At the end of the 4th Year          40% Vested
                                  At the end of the 5th Year         100% Vested

        As of January 31, 1998, Messrs. Cal Turner, Jr., Bob Carpenter, Bruce Krysiak, Phil Richards and Leigh Stelmach had 32, 17, 0, 1, and 8 years of credited service, respectively. The estimated present value of benefits under the plan as of January 31, 1998 was $314,460 for Cal Turner, Jr., $123,638 for Bob Carpenter, $5,600 for Bruce Krysiak, $5,600 for Phil Richards, and $72,442 for Leigh Stelmach. Upon retirement, each participant has the option of taking a lump sum or an average annual payment over a ten-year period.



                        OTHER EXECUTIVE BENEFITS

        Since 1988, the Company has provided the Master Retirement Plan for Select Key Employees (the "Select Retirement Plan"), a salary continuation plan for eligible employees. On January 1, 1998, the Company started a new Supplemental Retirement Plan (the "SERP") to replace the Select Retirement Plan. Balances in the Select Retirement
Plan were transferred to the new SERP Plan and the old plan is being terminated.

        The SERP Plan will be available to the same select key employees as the old plan. Other employees may be designated by the CGC Committee to participate. The Company will make a contribution annually to all participants who are actively employed on December 31. The contribution percentage is based on age plus service where:


              Age plus Service                Percent of Base plus Bonus
                                               Non-Officer     Officers
                      <40                       2.0%             3.0%
                    40-59                       3.0%             4.5%
                    60-79                       5.0%             7.5%
                    80 or more                  8.0%            12.0%


        Participants will have phantom investment funds to choose from which mirror the investment options available in the 401(k) Plan. Participants will be 100% vested at the earlier of ten (10) years of service or age 50. 100% vesting will also occur upon death or total and permanent disability. The SERP is non-qualified and therefore not subject to ERISA. The estimated present value of benefits under the SERP as of January 1, 1998 was $787,948 for Cal Turner, Jr., $114,909 for Bob Carpenter, $0 for Bruce Krysiak, $7,182 for Phil Richards, and $86,182 for Leigh Stelmach.

        Commensurate with the new SERP, the Company also offered a new Compensation Deferral Plan (the "Deferral Plan"). The Deferral Plan is available to select key employees as designated by the CGC Committee. Participants may defer up to 50% of base pay, reduced by any deferrals to the qualified plan, and up to 100% of bonus. Elections to defer must be made prior to January 1st of the following year. Participants may elect to have deferrals and earnings for the current Deferral Plan Year paid out in a lump sum prior to retirement or termination, but no sooner than five (5) years following the end of the current Deferral Plan Year. Participants will have phantom investment funds to choose from which mirror the investment options available in the 401(k) Plan. All participants are 100% vested for all compensation deferrals.


                TRANSACTIONS WITH MANAGEMENT AND OTHERS

        John B. Holland, a director of the Company, was President and Chief Operating Officer of Fruit of the Loom, Inc., a manufacturer of underwear and other soft goods, until his retirement in February 1996. In fiscal 1998, the Company purchased approximately $36,698,919 in goods from Fruit of the Loom, Inc.


           STOCKHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING

        Stockholder proposals intended for presentation at the 1999 annual meeting of stockholders must be received by Robert C. Layne, Corporate Secretary, at 104 Woodmont Boulevard, Suite 300, Nashville, Tennessee 37205 not later than December 29, 1998 for inclusion in the proxy statement and form of proxy relating to that meeting. All such proposals must be in writing and mailed by certified mail, return receipt requested, and must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC.


  COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the 1934 Act and the disclosure requirements of
Item 405 of Regulation S-K of the Rules and Regulations of the SEC require the Company's executive officers and directors, and any person who owns more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC, the applicable market or exchange upon which the Company's shares are listed, and the Company. Based solely on the Company's review of copies of such forms it has received and based on written representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, the Company believes that all its officers, directors, and greater-than-ten-percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 1998 with the exception of Mr. Ron Humphrys who exercised a stock option during April 1997 that was reported in June 1997, Mr. Krysiak who received a restricted stock grant in January 1997 that was reported in April 1997, and Ms. Susan Milana who made two purchases during September 1997 that were reported in November 1997.


                        METHOD OF COUNTING VOTES

        Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the back side of the proxy card. Abstentions and "non-votes" will be counted as present for purposes of determining a quorum, but will not be counted as votes in favor of or against a particular proposal. If a broker or nominee holding shares in "street" name indicates on the proxy that it does have discretionary authority to vote on a particular matter, those shares will not be voted with respect to that matter and will be disregarded for the purpose of determining the total number of votes cast with respect to a proposal.





                             OTHER MATTERS

        The cost of soliciting proxies will be borne by the Company. In addition to this solicitation by mail, proxies may be solicited by officers, directors and regular employees of the Company, without extra compensation, personally and by mail, telephone or telegraph. Brokers, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of shares and will be reimbursed for their expenses. The Company's regularly retained investor relations firm, Registrar and Transfer Company, may also be called upon to solicit proxies by telephone and mail.

        The Board of Directors is not aware of any matter to be submitted for consideration at the Annual Meeting other than those set forth in the accompanying notice. If any other matter properly comes before the Annual Meeting for action, proxies will be voted on such matter in accordance with the best judgment of the persons named as proxies. Any stockholder has the unconditional right to revoke his or her proxy at any time prior to the voting thereof by giving the Secretary of the Company written notice of such revocation.

        The Annual Report of the Company is mailed with this proxy statement. A copy of the Company's Annual Report on Form 10-K for the year ended January 30, 1998 (as filed with the SEC) is available without charge to any stockholder upon request. Requests for the Company's Annual Report on Form 10-K should be directed to Robert C. Layne, Corporate Secretary.

        Whether or not you expect to be present at the Annual Meeting of Stockholders in person, please sign, date and return the enclosed proxy promptly in the enclosed business reply envelope. No postage is necessary if the proxy is mailed within the United States.






























2











19


31

=========
EXHIBIT A
=========
                     AGREEMENT AND PLAN OF MERGER

        This AGREEMENT AND PLAN OF MERGER (the "Agreement") is made as of the _____ day of ____ 1998 by and between Dollar General
Corporation-TN, a Tennessee corporation ("New Dollar General"), and Dollar General Corporation, a Kentucky corporation ("Old Dollar
General") (collectively, the "Constituent Corporations").

RECITALS

        WHEREAS, all of the issued and outstanding shares of capital stock of New Dollar General are owned beneficially and of record by Old Dollar General;

        WHEREAS, the sole purpose of the Plan of Merger embodied herein is to effect a migratory merger within the meaning of Section
368(a)(1)(F) of the Internal Revenue Code of 1986, as amended; and

        WHEREAS, each of the Constituent Corporations has, subject to approval by their respective shareholders, adopted the plan of merger embodied in this Agreement, and the Constituent Corporations and their respective Boards of Directors deem it advisable and in the best interest of each of the Constituent Corporations that Old Dollar General be merged with and into New Dollar General pursuant to the applicable corporation laws of Tennessee and Kentucky.

                               AGREEMENT

        NOW, THEREFORE, the Constituent Corporations do hereby agree to merge, on the terms and conditions herein provided, as follows:

1.	The Merger.

1.1 Governing Law. Old Dollar General shall be merged into New Dollar General in accordance with the applicable laws of the State of Tennessee and the Commonwealth of Kentucky. "Dollar General Corporation-TN" shall be the name of the surviving corporation and shall be governed by the laws of the State of Tennessee.

1.2 Effective Date. The "Effective Date" of the merger shall be, and such term as used herein shall mean the date on which the Articles of Merger prepared in accordance herewith are filed in the office of the Secretary of State of the State of Tennessee and the Articles of Merger prepared in accordance herewith are filed in the office of the Secretary of State of the Commonwealth of Kentucky, all after satisfaction of the requirements of applicable laws of the states prerequisite to such filings.

2.      Share Conversion.

2.1 Stock of Old Dollar General. On the Effective Date, each share of Common Stock of Old Dollar General issued and outstanding immediately prior to the merger shall automatically be converted into and become, without further action by the holder thereof, one share of Common Stock of New Dollar General. On the Effective Date, each share of Series A Convertible Junior Preferred Stock of Old Dollar General issued and outstanding immediately prior to the merger shall automatically be converted into and become, without further action by the holder thereof, one share of Series A Convertible Junior Preferred Stock of New Dollar General. As of and after the Effective Date, each outstanding certificate which, prior to the Effective Date represented shares of Common Stock of Old Dollar General shall be deemed for all purposes to evidence ownership of, and to represent an equal number of shares of Common Stock of New Dollar General.

2.2 Stock of New Dollar General. Upon the Effective Date, by virtue of the merger and without any action on the part of the holder thereof, each share of Common Stock of New Dollar General outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares.

3.      Effect of the Merger.

3.1 Rights, Privileges, Etc. On the Effective Date, New Dollar General, without further act, deed or other transfer, shall retain or succeed to, as the case may be, and possess and be vested with all the rights, privileges, immunities, powers, franchises and authority, of a public as well as of a private nature, of the Constituent Corporations; all property of every description and every interest therein and all debts and other obligations of or belonging to or due to the Constituent Corporations on whatever account shall thereafter be taken and deemed to be held by or transferred to, as the case may be, or vested in New Dollar General without further act or deed; title to any real estate, or any interest therein, vested in the Constituent Corporations shall not revert or in any way be impaired by reason of this merger, and all of the rights of creditors of the Constituent Corporations shall be preserved unimpaired, and all liens upon the property of the Constituent Corporations shall be preserved unimpaired, and such debts, liabilities, obligations and duties of the Constituent Corporations shall thenceforth remain with or attach to, as the case may be, New Dollar General and may be enforced against it to the same extent as if all of such debts, liabilities, obligations and duties had been incurred or contracted by it.

3.2 Employee Benefit Plans. On the Effective Date, New Dollar General will automatically assume all obligations of Old Dollar General under any and all employee benefit plans in effect as of the Effective Date or with respect to which employee rights or accrued benefits are outstanding as of the Effective Date.

3.3 Charter and Bylaws. The Charter of New Dollar General as in effect on the Effective Date shall, from and after the Effective Date, be and continue to be the Charter of New Dollar General without change or amendment until thereafter amended in accordance with the provisions thereof and applicable laws. The Bylaws of New Dollar General as in effect on the Effective Date shall, from and after the Effective Date, be and continue to be the Bylaws of New Dollar General without change or amendment until thereafter amended in accordance with the provisions thereof, the Charter of New Dollar General and applicable laws.

3.4 Upon the Effective Date, the Charter of New Dollar General is hereby amended by deleting Article 1 in its entirety and substituting in lieu thereof the following:

        "The name of the Corporation shall be Dollar General Corporation."

3.5 Directors and Officers. The directors and officers of Old Dollar General shall be the directors and officers of New Dollar
        General on the Effective Date, and such directors and officers shall serve until they are removed or replaced in accordance with the Charter and Bylaws of New Dollar General.

3.6 Options, Warrants and Rights. Each outstanding option, warrant or right to acquire shares of Common Stock of Old Dollar General which is not exercised prior to the Effective Date shall, at the Effective Date, be converted into the right to acquire the same number of shares of Common Stock of New Dollar General subject to the terms, conditions and provisions for adjustment to which such options, warrants or rights were previously subject.

3.7 Further Action. From time to time, as and when requested by New Dollar General, or by its successors or assigns, any party hereto shall execute and deliver or cause to be executed and delivered all such deeds and other instruments, and shall take or cause to be taken all such further or other actions, as New Dollar General, or its successors or assigns, may deem necessary or desirable in order to vest in and confirm to New Dollar General, and its successors or assigns, title to and possession of all the property, rights, privileges, powers and franchises referred to herein and otherwise to carry out the intent and purposes of this Agreement.

        IN WITNESS WHEREOF, this Agreement, having first been duly approved by resolutions of the Board of Directors of each of the Constituent Corporations, is hereby executed on behalf of each of the Constituent Corporations by their respective officers hereunto duly authorized.



DOLLAR GENERAL CORPORATION,
a Kentucky corporation

By:
Its:

Attest:

By:
Its:




DOLLAR GENERAL CORPORATION-TN,
a Tennessee corporation

By:
Its:

Attest:

By:
Its:

=========
EXHIBIT B
=========

                CHARTER OF DOLLAR GENERAL CORPORATION-TN


1. The name of the corporation is Dollar General Corporation-TN.

2. The corporation is for profit.

3. The duration of the corporation is perpetual.

4. The street address and zip code of the corporation's principal office in Tennessee will be:

				104 Woodmont Boulevard, Suite 500
				Nashville, Tennessee 37205
				County of Davidson

5. (a)     The name of the corporation's registered agent is Robert C. Layne.

   (b) The street address, zip code, and county of the corporation's registered office and registered agent in Tennessee shall be:

				104 Woodmont Boulevard, Suite 500
				Nashville, Tennessee 37205
				County of Davidson

6. The corporation is organized to do any and all things and to exercise any and all powers, rights, and privileges that a corporation may now or hereafter be organized to do or to exercise under the Tennessee Business Corporation Act, as amended from time to time.

7. The maximum number of shares of stock the corporation is authorized to issue is:

   (a) Five hundred million (500,000,000) shares of common stock, $.50 par value per share, which shall be entitled to one vote per share and, upon dissolution of the corporation, shall be entitled to receive the net assets of the corporation.

   (b) One million seven hundred fifteen thousand seven hundred forty-two (1,715,742) shares of Series A Convertible Junior Preferred Stock, $.50 par value per share. The following is a statement of the powers, designations, preferences and relative, participating, optional and other special rights of the Series A Convertible Junior Preferred Stock and the qualifications, limitations and restrictions of the Series A Convertible Junior Preferred Stock.

        (i) Voting Rights. Each share of Series A Convertible Junior Preferred Stock shall entitle the holder thereof to vote with the holders of the shares of Common Stock of the Corporation on all matters submitted to a vote of the holders of the shares of Common Stock of the Corporation and to have the number of votes as such holder would have upon conversion of the Series A Convertible Junior Preferred Stock to Common Stock as provided in paragraph (iv)(C)(4). The holders of the Series A Convertible Junior Preferred Stock shall vote separately as a class only on such matters that require a class vote by law.

        (ii) Dividends. Subject to the rights of the holders of any shares of any series of preferred stock ranking superior to the Series A Convertible Junior Preferred Stock with respect to dividends, the holders of Series A Convertible Junior Preferred Stock shall be entitled to receive cash dividends out of funds legally available therefor, if, when and as cash dividends are declared by the Board of Directors and paid out of funds legally available therefor with respect to the Common Stock, in an amount equal to ninety percent (90%) of the dividend paid per share of Common Stock times the number of shares of Common Stock that the holder of the Series A Convertible Junior Preferred Stock would be entitled to receive upon conversion pursuant to paragraph (iv)(C)(4) for each share of Series A Convertible Junior Preferred Stock then held ("Participating Dividends").
        If the Board of Directors shall declare a cash dividend on the Common Stock, the Board of Directors shall simultaneously declare a Participating Dividend on the Series A Convertible Junior Preferred Stock.

        (iii)  Liquidation, Merger, Etc.

            (A) In the event of the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment in full of all amounts due and owing to creditors and holders of superior rights of any series or class of preferred stock, if any, the holders of Series A Convertible Junior Preferred Stock shall first be entitled, before any distribution is made upon any shares of Common Stock of the Corporation, to receive a preferential payment from the assets of the Corporation of cash or property (to the extent of funds legally available therefor) equal to $.50 per share (the "Series A Preference Amount") of Series A Convertible Junior Preferred Stock, such amount payable with respect to one share of Series A Convertible Junior Preferred Stock being sometimes referred to as the "Series A Liquidation Payment" and with respect to all shares of Series A Convertible Junior Preferred Stock being sometimes referred to as the "Series A Liquidation Payments." If upon such liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series A Convertible Junior Preferred Stock shall be insufficient to permit payment to the holders of Series A Convertible Junior Preferred Stock of the Series A Liquidation Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Series A Convertible Junior Preferred Stock.

            (B) Upon any such liquidation, dissolution or winding-up of the Corporation, after the holders of Series A Convertible Junior Preferred Stock shall have been paid the Series A Liquidation Payments in full and the payment of any other distribution that may be required with respect to any series of preferred stock that may from time to time come into existence ranking on a parity with or senior to the Series A Convertible Junior Preferred Stock, the remaining net assets of the Corporation shall be distributed to the holders of stock ranking on liquidation junior to the Series A Convertible Junior Preferred Stock. Written notice of such liquidation, dissolution or winding-up, stating a payment date and, to the extent known, the amount of the Series A Liquidation Payments and the place where said Series A Liquidation Payments shall be payable, shall be given by first class mail (postage prepaid), by telecopy, by overnight courier, or by telex, not less than ten (10) calendar days prior to the payment date stated therein, to the holders of record of the Series A Convertible Junior Preferred Stock, such notice to be addressed to each such holder at the address shown on the stock transfer records of the Corporation.

            (C) In case outstanding shares of Series A Convertible Junior Preferred Stock shall be subdivided (by stock split, stock dividend or otherwise) into a greater number of shares of Series A Convertible Junior Preferred Stock, the relevant Series A Preference Amount in effect immediately prior to each such subdivision shall, simultaneously with the effectiveness of such subdivision, be proportionately reduced, and, conversely, in the case outstanding shares of Series A Convertible Junior Preferred Stock shall be combined into a smaller number of shares of Series A Convertible Junior Preferred Stock, the relevant Series A Preference Amount in effect immediately prior to each such combination, shall, simultaneously with the effectiveness of such combination, be proportionately increased.

            (D) Whenever the distribution provided for in this Paragraph (iii) shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

                 (iv)    Conversion.

                    (A) Right of Conversion. At the option of the holder thereof, at any time following the second anniversary of the date the shares of Series A Convertible Junior Preferred stock are issued (the "Initial Issuance Date"), each share of Series A Convertible Junior Preferred Stock may be converted into shares of fully paid and nonassessable Common Stock at the Conversion Rate (as hereinafter defined), determined as hereinafter provided, in effect on the date the certificate is surrendered for conversion. The option to convert shares of the Series A Convertible Junior Preferred Stock may be exercised by surrendering to the Corporation or any transfer agent for the Series A Convertible Junior Preferred Stock the certificate or certificates for the shares of Series A Convertible Junior Preferred Stock so to be converted, with the notice of conversion on such certificate duly completed and executed. Shares shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such shares in the manner herein prescribed for conversion and the person entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such Common Stock as of such date. The holder of Series A Convertible Junior Preferred Stock, upon surrender of such certificates for conversion, shall not thereafter receive any Participating Dividend except any Participating Dividend for which the record date preceded the conversion date and the payment date shall be subsequent to the conversion date.

                    (B) Automatic Conversion of Series A Convertible Junior Preferred Stock Upon the Sale and Transfer Pursuant to a Foreclosure by a Third Party, Upon Dissolution or Termination of a Holder, or Upon the Merger, Consolidation, Share Exchange of the Corporation or Sale of All or Substantially All of the Corporation's Assets.

                       (1) Upon the sale and transfer pursuant to a foreclosure by a third party (not to include any CTS Shareholder, a direct beneficiary (as of the Initial Issuance Date) of the Turner Children Trust dated January 21, 1980, or a wholly owned entity of one of the direct beneficiaries) of a security interest in shares of Series A Convertible Junior Preferred Stock, such shares of Series A Convertible Junior Preferred Stock shall be converted automatically into the number of shares of Common Stock into which such shares of Series A Convertible Junior Preferred Stock are then convertible pursuant to Paragraph
                       (iv)(C) on the date of such foreclosure without any further action by the holder or transferee of such shares of Series A Convertible Junior Preferred Stock and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent for the Series A Convertible Junior Preferred Stock. In order to receive a Common Stock certificate, the transferee of the shares of Series A Convertible Junior Preferred Stock shall surrender to the Corporation or its transfer agent for the Series A Convertible Junior Preferred Stock the certificate or certificates representing such shares properly endorsed or accompanied by proper instruments of assignment, duly executed by or on behalf of the record holder of such certificate or certificates. Certificates representing the shares of Common Stock into which such shares of Series A Convertible Junior Preferred Stock were so converted will be issued as soon as practicable.

                       (2) Except for the distribution of shares of Series A Convertible Junior Preferred Stock upon the dissolution of the initial holder of the Series A Convertible Junior Preferred Stock, upon the dissolution or termination of a holder of Series A Convertible Junior Preferred Stock, such shares of Series A Convertible Junior Preferred Stock held by such holder shall be converted automatically into the number of shares of Common Stock into which such shares of Series A Convertible Junior Preferred Stock are then convertible pursuant to Paragraph (iv)(C) on the date of such dissolution or termination without any further action by the holder of such shares of Series A Convertible Junior Preferred Stock and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent for the Series A Convertible Junior Preferred Stock. In order to receive a Common Stock certificate, the distributee or distributees of such shares of Series A Convertible Junior Preferred Stock shall surrender to the Corporation or its transfer agent for the Series A Convertible Junior Preferred Stock the certificate or certificates representing such shares accompanied by evidence of the dissolution or termination of the record holder of such shares and duly executed instructions for the transfer of such shares. Certificates representing the shares of Common Stock into which such shares of Series A Convertible Junior Preferred Stock were so converted will be issued as soon as practicable.

                       (3)      In the event of any merger,
                       consolidation or share exchange of the
                       Corporation into or with any other corporation or entity, in which the Corporation is not the surviving entity (except for purposes of a merger effected exclusively for the purpose of changing the domicile of the Corporation), or sale of all or substantially all of the assets of the Corporation, all outstanding shares of Series A Convertible Junior Preferred Stock shall be automatically converted immediately prior to consummation of such event into the number of shares of Common Stock specified in Paragraph
                       (iv)(C)(4) (regardless of the date of such merger, consolidation, share exchange, sale of all or substantially all of the Corporation's assets) without any further action by the holder of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent for the Series A Convertible Junior Preferred Stock. The agent responsible for the receipt of certificates representing shares of the Corporation's Common Stock and the payment or distribution of the consideration to be received by the shareholders of the Corporation in such merger, consolidation or share exchange shall be instructed to receive and treat certificates representing the Series A Convertible Junior Preferred Stock as if such certificates represented the applicable number of shares of Common Stock. In a transaction involving the sale of all or substantially all of the assets of the Corporation, certificates representing shares of Series A Convertible Junior Preferred Stock shall be treated as set forth in subparagraphs
                       (1) and (2) above.

                    (C) Conversion Rate. The number of shares of Common Stock issuable upon conversion of each share of Series A Convertible Junior Preferred Stock (the "Conversion Rate") shall be as follows, subject to adjustment as provided in paragraph (iv)(F):

                       (1) From the Initial Issuance Date through the third anniversary date thereof, one share of the Series A Convertible Junior Preferred Stock shall be convertible into 4.5 shares of Common Stock;

                       (2)     From the day following the third
                       anniversary date of the Initial Issuance Date through the fourth anniversary date thereof, one share of the Series A Convertible Junior
                       Preferred Stock shall be convertible into a 4.625 shares of Common Stock;

                       (3)     From the day following the fourth
                       anniversary date of the Initial Issuance Date through the fifth anniversary date thereof, one share of the Series A Convertible Junior Preferred Stock shall be convertible into 4.75 shares of Common Stock; and

                       (4) After the fifth anniversary date of the Initial Issuance Date, one share of the Series A Convertible Junior Preferred Stock shall be convertible into 5.0 shares of Common Stock.

                   (D) No Fractional Shares to be Issued. No fractional shares of Common Stock nor scrip representing fractional shares shall be issued upon the conversion of the Series A Convertible Junior Preferred Stock. If more than one share of Series A Convertible Junior Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate number of Series A Convertible Junior Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any share or shares of Series A Convertible Junior Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fraction based on the fair value of such share.

                   (E)     Extraordinary Event.

                      (1) Upon the occurrence of an Extraordinary Common Stock Event (defined below), the holders of the Series A Convertible Junior Preferred Stock shall participate in any such Extraordinary Common Stock Event at the rate equal to the then applicable conversion rate as set forth in paragraph (iv)(C)(4) for each share of Series A Convertible Junior Preferred Stock. An "Extraordinary Common Stock Event" shall mean (a) the issuance of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (b) a stock split or subdivision of outstanding share of Common Stock into a greater number of shares of Common Stock, or (c) a reverse stock split or combination of outstanding shares of Common Stock into a smaller number of shares of Common Stock.

                      (2) Upon the occurrence of a Recapitalization (defined below) of the Corporation or the payment of a special dividend, defined herein as a cash dividend other than a regular periodic cash dividend paid in an amount exceeding 200% of any cash dividend paid per share within the immediately preceding fiscal year (a "Special Dividend"), the holders of the Series A Convertible Junior Preferred Stock shall participate in any such Recapitalization or Special Dividend with the Common Stock on an as converted basis as determined at the then applicable conversion rate set forth in paragraph
                      (iv)(C)(4) for each share of Series A Convertible Junior Preferred Stock. Recapitalization is defined herein as any recapitalization, reorganization or reclassification of the Common Stock of the Corporation.

                  (F) Adjustment to Conversion Rate. Upon the occurrence of an Extraordinary Common Stock Event as defined in (iv)(E)(1), the relevant Conversion Rates set forth in Paragraph (iv)(C) above shall be proportionately increased or decreased accordingly.

                  (G) Corporation Will Reserve Stock for Conversion. The Corporation shall at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon conversion of the Series A Convertible Junior Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding Series A Convertible Junior Preferred Stock. All shares of Common Stock which shall be so issuable shall be duly authorized and, when issued upon conversion of the Series A Convertible Junior Preferred Stock, shall be validly issued, fully paid and nonassessable.

                  (H) No Charge for Conversion. The issuance of certificates for shares of Common Stock upon the conversion of any shares of the Series A Convertible Junior Preferred Stock shall be made without charge to the converting holder of the Series A Convertible Junior Preferred Stock for such certificates, and such certificates shall be issued in the name of, or in such names as may be directed by, the holder of the Series A Convertible Junior Preferred Stock; provided, however, that the Corporation shall not be required to pay any taxes or other governmental charges which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the record holder of the Series A Convertible Junior Preferred Stock, and the Corporation shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or other governmental charge or shall have established to the satisfaction of the Corporation that such tax or other governmental charge has been paid or provided for. The Corporation may also require, as a condition to the issuance and delivery of any such certificate, an opinion of counsel acceptable to the Corporation to the effect that the proposed transfer (as allowable under Paragraph (vii) hereof) either does not require registration, or that an exemption from registration is available, under federal or any applicable state securities law.

                    (v) Ranking. The Series A Convertible Junior Preferred Stock shall rank junior to all other series or classes of preferred stock of the Corporation.

                    (vi) No Redemption. The shares of Series A Convertible Junior Preferred Stock shall not be redeemable at the option of the holder or the Corporation.

                    (vii)   Transferability.  Except for the
                    distribution of shares of Series A Convertible Junior Preferred Stock upon the dissolution of the initial holder of the Series A Convertible Junior Preferred Stock, the holders of the shares of Series A Convertible Junior Preferred Stock may not sell, exchange, give, devise or otherwise dispose of, either voluntarily or involuntarily, or by operation of law (including a transfer pursuant to equitable distribution proceedings) any of the shares of Series A Convertible Junior Preferred Stock; provided, however, that the holders of the Series A Convertible Junior Preferred Stock may grant a security interest therein and provided further that the shares of Series A Convertible Junior Preferred Stock may be transferred to one or more of the original distributees of the original holder thereof or to one or more of the direct beneficiaries (as of the Initial Issuance Date) of the Turner Children Trust dated January 21, 1980.

                    (viii) Right of First Refusal Upon Foreclosure, Dissolution of a Holder or Following the Death of a Holder.

               (A) In the event of an automatic conversion of shares of Series A Convertible Junior Preferred Stock into shares of Common Stock pursuant to the provisions of Paragraph (iv)(B)(1) hereof as a result of the sale and transfer pursuant to a foreclosure by a third party (not to include any CTS Shareholder, any direct beneficiary of the Turner Children Trust dated January 21, 1980, or a wholly owned entity of one of the direct beneficiaries any entity affiliated with such person(s) or entity) of a security interest in such shares, the Corporation shall have the right of first refusal to purchase such shares of Common Stock. The holder of shares of Series A Convertible Junior Preferred Stock that are the subject of a foreclosure proceeding shall give the Corporation thirty (30) days' prior written notice (the "Foreclosure Notice") of such pending foreclosure proceeding. The Foreclosure Notice shall state the name, address and telephone number of the party instituting the foreclosure proceedings (the "Foreclosuring Party") as well as the scheduled date of foreclosure. During the period following the receipt of the Foreclosure Notice and prior to the consummation of the foreclosure, the Corporation may elect to purchase the shares of Common Stock issuable upon the automatic conversion by giving the Foreclosing Party written notice prior to foreclosure of its intent to purchase such shares and stating the date (the "Closing Date") that such purchase shall be consummated, which shall be a date within ten (10) calendar days of the sale and transfer pursuant to the foreclosure. The purchase price per share for the shares of Common Stock to be purchased shall be the closing sale price of the Common Stock on the last trading day preceding the Closing Date as quoted on any national securities exchange on which the Corporation's Common Stock is listed, on The Nasdaq National Market, or, if price quotations for the Common Stock are not available on any such national securities exchange or The Nasdaq National Market, the mean between the closing bid and asked price of the Common Stock on the over-the-counter market as reported by the National Quotation Bureau, Incorporated, or, if no bid quotation is available on the over-the-counter market, the fair value of such Common Stock as determined in good faith by the Board of Directors.

               (B) In the event of an automatic conversion of shares of Series A Convertible Junior Preferred Stock into shares of Common Stock pursuant to the provisions of paragraph (iv)(B)(2) hereof as a result of the termination or dissolution of the holder of Series A Convertible Junior Preferred Stock, the Corporation shall have the right of first refusal to purchase such shares of Common Stock. The holder of shares of Series A Convertible Junior Preferred Stock shall give the Corporation thirty (30) days' prior written notice (the "Dissolution Notice") of such pending dissolution. The Dissolution Notice shall state the scheduled date of termination or dissolution. During the period following receipt of the Dissolution Notice and prior to consummation of such termination or dissolution, the Corporation may elect to purchase the shares of Common Stock, issuable upon the automatic conversion by giving the holder written notice prior to termination or dissolution of its intent to purchase such shares and stating the date (the "Closing Date") that such purchase shall be consummated, which shall be a date within ten
               (10) calendar days of the termination or dissolution.
               The purchase price per share for the shares of Common Stock to be purchased hereunder shall be the same as set forth in Paragraph (viii)(A) above.

               (C) In the event of the death of a holder of Series A Convertible Junior Preferred Stock, the subsequent conversion thereof, if any, by the estate (the "Estate") of such holder of such shares into Common Stock and any proposed sale of all or a portion thereof by the Estate, the Corporation shall have the right of first refusal to purchase such shares of Common Stock from the Estate.
               The Estate shall give the Corporation thirty (30) days' prior written notice of its intent to sell all or a portion of the underlying Common Stock (or if previously converted, notice of its intent to sell) stating the proposed sale date. During such thirty-day period following notice of the Estate's intentions to sell all or a portion of the underlying Common Stock, the Corporation may elect to purchase such shares of Common Stock by giving the estate written notice prior to the sale date of its intent to purchase such shares and stating the date that such purchase shall be consummated, which date shall be within ten (10) days of the requested date of conversion or sale if previously converted. The purchase price per share shall be determined as set forth
               in Paragraph (viii)(A) above. (ix)    Notices of Record
               Date.  In the event of:

                  (A) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any share of stock of any class or any other securities or property, or to receive any other right; or

                  (B) any recapitalization of the Corporation, any reclassification of the capital stock of the Corporation, any merger or consolidation of the Corporation, or any transfer of all or substantially all of the assets of the Corporation to any other corporation, or any other entity or person; or

                  (C) any voluntary or involuntary dissolution, liquidation or winding- up of the Corporation; then and in each such event the Corporation shall mail or cause to be mailed to each holder of Series A Convertible Junior Preferred Stock a notice specifying
                  (1) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (2) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and (3) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be sent by first class mail (postage prepaid), or by telecopy or overnight courier or by telex, at least ten (10) calendar days prior to the date specified in such notice on which such action is to be taken.

           (x). Status of Converted Series A Convertible Junior Preferred Stock. No share(s) of Series A Convertible Junior Preferred Stock acquired by the Corporation by reason of repurchase, conversion or otherwise shall be reissued as Series A Convertible Junior Preferred Stock, and all such acquired shares shall (1) be canceled, retired and eliminated from the Series A Convertible Junior Preferred Stock and (2) shall become authorized and unissued shares of the Corporation's undesignated preferred stock set forth in Paragraph (c) of Article 7 of the Corporation's Charter, as amended. No further corporate action by the Corporation shall be necessary to reduce the authorized number of shares of the Series A Convertible Junior Preferred Stock solely as a result of the conversion of shares of the Series A Convertible Junior Preferred Stock.

        (c) Ten million (10,000,000) shares of preferred stock, no par value per share. Shares of preferred stock may be issued from time to time in one or more classes or series, each such class or series to be so designated as to distinguish the shares thereof from the shares of all other classes and series. The Board of Directors is hereby vested with the authority to divide preferred stock into classes or series and to fix and determine the relative rights, preferences, qualifications, and limitations of the shares of any class or series so established.

8. The shareholders of the corporation shall not have preemptive rights.

9. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, a Board of Directors. A director shall hold office until the annual meeting of shareholders for the year in which his or her term expires and until his or her successor shall be elected and shall qualify; subject, however, to prior death, resignation, retirement, disqualification, or removal from office. Any vacancy on the Board of Directors, including a vacancy that results from an increase in the number of directors or a vacancy that results from the removal of a director with cause, may be filled only by the Board of Directors.

   Any director may be removed from office but only for cause and only by (a) the affirmative vote of the holders of a majority of the voting power of the shares entitled to vote in the election of directors, considered for this purpose as one class, unless a vote of a special voting group is otherwise required by law, or (b) the affirmative vote of a majority of the entire Board of Directors then in office.

   Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies, and other features of such directorships shall be governed by the terms of this Charter applicable thereto.

   Notwithstanding any other provision of this Charter, the affirmative vote of holders of two-thirds of the voting power of the shares entitled to vote at an election of directors shall be required to amend, alter, change or repeal, or to adopt any provisions as part of this Charter or as part of the corporation's Bylaws inconsistent with the purpose and intent of this Article 9.

10.To the fullest extent permitted by the Tennessee Business Corporation
   Act as in effect on the date hereof, and as hereafter amended from time to time, a director of the corporation shall not be liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director. If the Tennessee Business Corporation Act or any successor statute is amended after adoption of this provision to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Tennessee Business Corporation Act, as so amended from time to time, or such successor statute. Any repeal or modification of this Article 10 by the shareholders of the corporation shall not affect adversely any right or protection of a director of the corporation existing at the time of such repeal or modification or with respect to events occurring prior to such time.

11.The corporation shall indemnify every person who is or was a party or is or was threatened to be made a party to any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he or she is or was a director or officer or is or was serving at the request of the corporation as a director, officer, employee, agent, or trustee of another corporation or of a partnership, joint venture, trust, employee benefit plan, or other enterprise, including service on a committee formed for any purpose (and, in each case, his or her heirs, executors, and administrators), against all expense, liability, and loss (including counsel fees, judgments, fines, ERISA excise taxes, penalties, and amounts paid in settlement) actually and reasonably incurred or suffered in connection with such action, suit, or proceeding, to the fullest extent permitted by applicable law, as in effect on the date hereof and as hereafter amended. Such indemnification may include advancement of expenses in advance of final disposition of such action, suit, or proceeding, subject to the provision of any applicable statute.

   The indemnification and advancement of expenses provisions of this
   Article 11 shall not be exclusive of any other right that any person (and his or her heirs, executors, and administrators) may have or hereafter acquire under any statute, this Charter, the corporation's Bylaws, resolution adopted by the shareholders, resolution adopted by the Board of Directors, agreement, or insurance, purchased by the corporation or otherwise, both as to action in his or her official capacity and as to action in another capacity. The corporation is hereby authorized to provide for indemnification and advancement of expenses through its Bylaws, resolution of shareholders, resolution of the Board of Directors, or agreement, in addition to that provided by this Charter.

12.The corporation shall hold a special meeting of shareholders only in the event of (a) a call of the Board of Directors of the corporation or the officers authorized to do so by the Bylaws of the corporation, or (b) the holders of at least twenty percent of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting sign, date, and deliver to the corporation's secretary one or more written demands for the meeting describing the purpose or purposes for which it is to be held, which shall be held upon the call of the Board of Directors.

   Notwithstanding any other provision of this Charter, the affirmative vote of holders of two-thirds of the voting power of the shares entitled to vote at an election of directors shall be required to amend, alter, change or repeal, or to adopt any provisions as part of this Charter or as part of the corporation's Bylaws inconsistent with the purpose and intent of this Article 12.


DOLLAR GENERAL CORPORATION - TN

By:
Name:
Title:






















=========
EXHIBIT C
=========
      BYLAWS OF DOLLAR GENERAL CORPORATION-TN (the "Corporation")


                               ARTICLE I.
                                OFFICES

        The Corporation may have such offices, either within or without the State of Tennessee, as the Board of Directors may designate or as the business of the Corporation may require from time to time.

                              ARTICLE II.
                              SHAREHOLDERS

	2.1	Annual Meeting.

                An annual meeting of the shareholders of the Corporation shall be held on such date as may be determined by the Board of Directors. The business to be transacted at such meeting shall be the election of directors and such other business as shall be properly brought before the meeting.

	2.2	Special Meetings.

                A special meeting of shareholders shall be held on call of the Board of Directors or if the holders of at least twenty percent (20%) of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting sign, date and deliver to the Corporation's Secretary one (1) or more written demands for the meeting describing the purpose or purposes for which such special meeting is to be held, including all statements necessary to make any statement of such purpose not incomplete, false or misleading, and include any other information specified in Schedule 14A, Rule 14a- 3, Rule 14a-8, or Rule 14a-11 of the Rules and Regulations of the Securities and Exchange Commission and which written request shall be accompanied by a certified check for fifty thousand dollars ($50,000) payable to the Corporation to cover the Corporation's expenses in connection with such meeting, including the preparation of proxy materials or information statements and the mailing of notices and proxy materials to shareholders. Only business within the purpose or purposes described in the meeting notice may be conducted at a special shareholders' meeting.

	2.3	Place of Meetings.

                The Board of Directors may designate any place, either within or without the State of Tennessee, as the place of meeting for any annual meeting or for any special meeting. If no place is fixed by the Board of Directors, the meeting shall be held at the principal office of the Corporation.

	2.4	Notice of Meetings; Waiver.

                (a) Notice. Notice of the date, time and place of each annual and special share- holders' meeting and, in the case of a special meeting, a description of the purpose or purposes for which the meeting is called, shall be given no fewer than ten (10) days nor more than two (2) months before the date of the meeting. Such notice shall comply with the requirements of Article XI of these Bylaws. (b)
Waiver. A shareholder may waive any notice required by law, the Corporation's Charter (the "Charter") or these Bylaws before or after the date and time stated in such notice. Except as provided in the next sentence, the waiver must be in writing, be signed by the shareholder entitled to the notice and be delivered to the Corporation for inclusion in the minutes or filing with the corporate records. A shareholder's attendance at a meeting: (1) waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting (or promptly upon his or her arrival) objects to holding the meeting or transacting business at the meeting and (2) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

	2.5	Record Date.

                The Board of Directors shall fix as the record date for the determination of shareholders entitled to notice of a shareholders' meeting, to demand a special meeting, to vote or to take any other action, a date not more than seventy (70) days before the meeting or action requiring a determination of shareholders.

                A record date fixed for a shareholders' meeting is effective for any adjournment of such meeting unless the Board of Directors fixes a new record date, which it must do if the meeting is adjourned to a date more than four (4) months after the date fixed for the original meeting.

	2.6	Shareholders' List.

                After the record date for a meeting has been fixed, the Corporation shall prepare an alphabetical list of the names of all shareholders who are entitled to notice of a shareholders' meeting. Such list will show the address of and number of shares held by each shareholder. The shareholders' list will be available for inspection by any shareholder, beginning two (2) business days after notice of the meeting is given for which the list was prepared and continuing through the meeting, at the Corporation's principal office or at a place identified in the meeting notice in the city where the meeting will be held. A shareholder or his or her agent or attorney is entitled on written demand to inspect and, subject to the requirements of the Tennessee Business Corporation Act (the "Act"), to copy the list, during regular business hours and at his or her expense, during the period it is available for inspection.

	2.7	Voting of Shares.

                Unless otherwise provided by the Act or the Charter, each outstanding share is entitled to one (1) vote on each matter voted on at a shareholders' meeting. Only shares are entitled to vote.

                Unless otherwise provided in the Charter, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

	2.8	Proxies.

                A shareholder may vote his or her shares in person or by proxy. A shareholder may appoint a proxy to vote or otherwise act for him or her by signing an appointment either personally or through an attorney-in-fact. An appointment of a proxy is effective when received by the Secretary or other officer or agent authorized to tabulate votes. An appointment is valid for eleven (11) months unless another period is expressly provided in the appointment form. An appointment of a proxy is revocable by the shareholder unless the appointment form conspicuously states that it is irrevocable, and the appointment is coupled with an interest.


	2.9	Acceptance of Shareholder Documents.

                If the name signed on a shareholder document (a vote, consent, waiver, or proxy appointment) corresponds to the name of a shareholder, the Corporation, if acting in good faith, is entitled to accept such shareholder document and give it effect as the act of the shareholder. If the name signed on such shareholder document does not correspond to the name of a shareholder, the Corporation, if acting in good faith, is nevertheless entitled to accept such shareholder document and to give it effect as the act of the shareholder if:

        (i) the shareholder is an entity and the name signed purports to be that of an officer or agent of the entity;

        (ii) the name signed purports to be that of a fiduciary representing the shareholder and, if the Corporation requests, evidence of fiduciary status acceptable to the Corporation has been presented with respect to such shareholder document;

        (iii) the name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the Corporation requests, evidence of this status acceptable to the Corporation has been presented with respect to the shareholder document;

        (iv) the name signed purports to be that of a pledgee, beneficial owner or attorney-in- fact of the shareholder and, if the Corporation requests, evidence acceptable to the Corporation of the signatory's authority to sign for the shareholder has been presented with respect to such shareholder document; or

        (v) two or more persons are the shareholder as co-tenants or fiduciaries and the name signed purports to be the name of at least one
(1) of the co-owners, and the person signing appears to be acting on behalf of all the co-owners.

                The Corporation is entitled to reject a shareholder document if the Secretary or other officer or agent authorized to tabulate votes, acting in good faith, has a reasonable basis for doubt about the validity of the signature on such shareholder document or about the signatory's authority to sign for the shareholder.

	2.10	Action Without Meeting.

                Action required or permitted by the Act to be taken at a shareholders' meeting may be taken without a meeting. If all shareholders entitled to vote on the action consent to taking such action without a meeting, the affirmative vote of the number of shares that would be necessary to authorize or take such action at a meeting is the act of the shareholders.

                The action must be evidenced by one (1) or more written consents describing the action taken, at least one of which is signed by each shareholder entitled to vote on the action in one (1) or more counterparts, indicating such signing shareholder's vote or abstention on the action and delivered to the Corporation for inclusion in the minutes or for filing with the corporate records.

                If the Act or the Charter requires that notice of a proposed action be given to nonvoting shareholders and the action is to be taken by consent of the voting shareholders, then the Corporation shall give its nonvoting shareholders written notice of the proposed action at least ten (10) days before such action is taken. Such notice shall contain or be accompanied by the same material that would have been required to be sent to nonvoting shareholders in a notice of a meeting at which the proposed action would have been submitted to the shareholders for action.

	2.11	Presiding Officer and Secretary.

                Meetings of the shareholders shall be presided over by the Chairman, or if the Chairman is not present or if the Corporation shall not have a Chairman, by the Vice Chairman, the President, or Chief Executive Officer, or if neither the Chairman, the Vice Chairman, the President, nor the Chief Executive Officer is present, by a chairman chosen by a majority of the shareholders entitled to vote at such meeting. The Secretary or, in the Secretary's absence, an Assistant Secretary shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present, a majority of the shareholders entitled to vote at such meeting shall choose any person present to act as secretary of the meeting.

	2.12	Notice of Nominations.

                Nominations for the election of directors may be made by the Board of Directors or a committee appointed by the Board of Directors authorized to make such nominations or by any shareholder entitled to vote in the election of directors generally. Any such shareholder nomination may be made, however, only if written notice of such nomination has been given, either by personal delivery or the United States mail, postage prepaid, to the Secretary of the Corporation not later than (a) with respect to an election to be held at an annual meeting of shareholders, one hundred twenty days in advance of the anniversary date of the proxy statement for the previous year's annual meeting, and (b) with respect to an election to be held at a special meeting of shareholders for the election of directors called other than by written request of a shareholder, the close of business on the tenth day following the date on which notice of such meeting is first given to shareholders, and (c) in the case of a special meeting of shareholders duly called upon the written request of a shareholder to fill a vacancy or vacancies (then existing or proposed to be created by removal at such meeting), within ten business days of such written request. In the case of any nomination by the Board of Directors or a committee appointed by the Board of Directors authorized to make such nominations, compliance with the proxy rules of the Securities and Exchange Commission shall constitute compliance with the notice provisions of the preceding sentence.

                In the case of any nomination by a shareholder, each such notice shall set forth: (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, (i) the name, age, business address, and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation which are beneficially owned by such person, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected); and
(b) as to the shareholder giving the notice (i) the name and address, as they appear on the Corporation's books, of such shareholder, and (ii) the class and number of shares of the Corporation which are beneficially owned by such shareholder; and (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

	2.13	Notice of New Business.

                At an annual meeting of the shareholders only such new business shall be conducted, and only such proposals shall be acted upon, as have been properly brought before the meeting. To be properly brought before the annual meeting such new business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a shareholder. For a proposal to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation, and the proposal and the shareholder must comply with Rule 14a-8 under the Securities Exchange Act of 1934. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation within the time limits specified by Rule 14a-8.

                A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the shareholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the shareholder, and (d) any financial interest of the shareholder in such proposal.

                Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 2.13. The presiding officer of the meeting shall, if the facts warrant, determine and declare to the meeting that new business or any shareholder proposal was not properly brought before the meeting in accordance with the provisions of this Section 2.13, and if he or she should so determine, he or she shall so declare to the meeting and any such business or proposal not properly brought before the meeting shall not be acted upon at the meeting. This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors and committees, but in connection with such reports, no new business shall be acted upon at such annual meeting unless stated and filed as herein provided.

	2.14	Conduct of Meetings.

                Meetings of the shareholders generally shall follow accepted rules of parliamentary procedure subject to the following:

                (a) The presiding officer of the meeting shall have absolute authority over the matters of procedure, and there shall be no appeal from the ruling of the presiding officer. If, in his or her absolute discretion, the presiding officer deems it advisable to dispense with the rules of parliamentary procedure as to any meeting of shareholders or part thereof, he or she shall so state and shall state the rules under which the meeting or appropriate part thereof shall be conducted.

                (b) If disorder should arise which prevents the continuation of the legitimate business of the meeting, the presiding officer may quit the chair and announce the adjournment of the meeting, and upon so doing, the meeting will immediately be adjourned.

                (c) The presiding officer may ask or require that anyone not a bona fide shareholder or proxy leave the meeting.

                (d) The resolution or motion shall be considered for vote only if proposed by a shareholder or a duly authorized proxy and seconded by a shareholder or duly authorized proxy other than the individual who proposed the resolution or motion.

                (e)     Except as the President, Chief Executive
Officer, or chairman may permit, no matter shall be presented to the meeting which has not been submitted for inclusion in the agenda at least thirty (30) days prior to the meeting.


                              ARTICLE III.
                               DIRECTORS

	3.1	Powers and Duties.

                All corporate powers shall be exercised by or under the authority of and the business and affairs of the Corporation managed under the direction of the Board of Directors.

	3.2	Number and Term.

                (a) Number. The Board of Directors shall consist of no fewer than three (3) or more than fifteen (15) members. The exact number of directors, within the minimum and maximum, or the range for the size of the Board, or whether the size of the Board shall be fixed or variable range may be fixed, changed or determined from time to time by the Board of Directors.

                (b) Term. Directors shall be elected at the first annual shareholders' meeting and at each annual meeting thereafter. The terms of the initial directors shall expire at the first shareholders' meeting at which directors are elected. The terms of all other directors expire at the next annual shareholders' meeting following their election. Despite the expiration of a director's term, he shall continue to serve until his successor is elected and qualifies or until there is a decrease in the number of directors.

	3.3	Meetings; Notice.

                The Board of Directors may hold regular and special meetings either within or without the State of Tennessee. The Board of Directors may permit any or all directors to participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

                (a) Regular Meetings. Unless the Charter otherwise provides, regular meetings of the Board of Directors may be held without notice of the date, time, place or purpose of the meeting.

                (b) Special Meetings. Special meetings of the Board of Directors may be called by the Chairman, the President or a majority of the directors. Unless the Charter otherwise provides, special meetings must be preceded by at least twenty-four (24) hours' notice of the date, time and place of the meeting but need not describe the purpose of such meeting. Such notice shall comply with the requirements of Article XI of these Bylaws.

                (c) Adjourned Meetings. Notice of an adjourned meeting need not be given if the time and place to which the meeting is adjourned are fixed at the meeting at which the adjournment is taken, and if the period of adjournment does not exceed one (1) month in any
one (1) adjournment. (d)     Waiver of Notice.  A director may waive any
required notice before or after the date and time stated in the notice. Except as provided in the next sentence, the waiver must be in writing, signed by the director, and filed with the minutes or corporate records. A director's attendance at or participation in a meeting waives any required notice to him or her of such meeting unless the director at the beginning of the meeting (or promptly upon his or her arrival) objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

	3.4	Quorum.

                Unless the Charter requires a greater number, a quorum of the Board of Directors consists of a majority of the fixed number of directors if the Corporation has a fixed board size or a majority of the number of directors prescribed, or if no number is prescribed, the number in office immediately before the meeting begins, if the Corporation has a variable range board.

	3.5	Voting.

                If a quorum is present when a vote is taken, the affirmative vote of a majority of directors present is the act of the Board of Directors, unless the Charter or these Bylaws require the vote of a greater number of directors. A director who is present at a meeting of the Board of Directors when corporate action is taken is deemed to have assented to such action unless:

        (i) he or she objects at the beginning of the meeting (or promptly upon his or her arrival) to holding the meeting or transacting business at the meeting;

        (ii) his or her dissent or abstention from the action taken is entered in the minutes of the meeting; or

        (iii) he or she delivers written notice of his or her dissent or abstention to the presiding officer of the meeting before its adjournment or to the Corporation immediately after adjournment of the meeting. The right of dissent or abstention is not available to a director who votes in favor of the action taken.

	3.6	Action Without Meeting.

                Unless the Charter otherwise provides, any action required or permitted by the Act to be taken at a Board of Directors meeting may be taken without a meeting. If all directors consent to taking such action without a meeting, the affirmative vote of the number of directors that would be necessary to authorize or take such action at a meeting is the act of the Board of Directors. Such action must be evidenced by one or more written consents describing the action taken, at least one of which is signed by each director, indicating the director's vote or abstention on the action, which consents shall be included in the minutes or filed with the corporate records reflecting the action taken. Action taken by consent is effective when the last director signs the consent, unless the consent specifies a different effective date.

	3.7	Compensation.

                Directors and members of any committee created by the Board of Directors shall be entitled to such reasonable compensation for their services as directors and members of such committee as shall be fixed from time to time by the Board, and shall also be entitled to reimbursement for any reasonable expenses incurred in attending meetings of the Board or of any such committee meetings. Any director receiving such compensation shall not be barred from serving the Corporation in any other capacity and receiving reasonable compensation for such other services.

	3.8	Resignation.

                A director may resign at any time by delivering written notice to the Board of Directors, the Chairman, President or to the Corporation. A resignation is effective when the notice is delivered unless the notice specifies a later effective date.

	3.9	Vacancies.

                Unless the Charter otherwise provides, if a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of directors or a vacancy resulting from the removal of a director with or without cause, either the shareholders or the Board of Directors may fill such vacancy. If the vacancy is filled by the shareholders, it shall be filled by a plurality of the votes cast at a meeting at which a quorum is present. If the directors remaining in office constitute fewer than a quorum of the Board of Directors, they may fill such vacancy by the affirmative vote of a majority of all the directors remaining in office.

	3.10	Removal of Directors.

                (a) By Shareholders. The shareholders may remove one (1) or more directors with or without cause unless the Charter provides that directors may be removed only for cause. If cumulative voting is authorized, a director may not be removed if the number of votes sufficient to elect him or her under cumulative voting is voted against his or her removal. If cumulative voting is not authorized, a director may be removed only if the number of votes cast to remove him or her exceeds the number of votes cast not to remove him or her.

                (b) By Directors. If so provided by the Charter, any of the directors may be removed for cause by the affirmative vote of a majority of the entire Board of Directors.

                (c) General. A director may be removed by the shareholders or directors only at a meeting called for the purpose of removing him or her, and the meeting notice must state that the purpose, or one (1) of the purposes, of the meeting is removal of directors.


                              ARTICLE IV.
                              COMMITTEES

        Unless the Charter otherwise provides, the Board of Directors may create one (1) or more committees, each consisting of one (1) or more members. All members of committees of the Board of Directors which exercise powers of the Board of Directors must be members of the Board of Directors and serve at the pleasure of the Board of Directors.

        The creation of a committee and appointment of a member or members to it must be approved by the greater of (i) a majority of all directors in office when the action is taken or (ii) the number of directors required by the Charter or these Bylaws to take action.

        Unless otherwise provided in the Act, to the extent specified by the Board of Directors or in the Charter, each committee may exercise the authority of the Board of Directors. All such committees and their members shall be governed by the same statutory requirements regarding meetings, action without meetings, notice and waiver of notice, quorum and voting requirements as are applicable to the Board of Directors and its members.


                               ARTICLE V.
                               OFFICERS

	5.1	Number.

                The officers of the Corporation shall be a Chairman, a Vice Chairman, a President, a Chief Executive Officer, a Chief Financial Officer, a Secretary and such other officers, including Vice Presidents, as may be from time to time appointed by the Board of Directors or by the Chairman with the Board of Directors' approval. One person may simultaneously hold more than one office except the President may not simultaneously hold the office of Secretary.

	5.2	Appointment.

                The principal officers shall be appointed annually by the Board of Directors at the first meeting of the Board following the annual meeting of the shareholders, or as soon thereafter as is conveniently possible. Each officer shall serve at the pleasure of the Board of Directors and until his or her successor shall have been appointed, or until his or her death, resignation or removal.

	5.3	Resignation and Removal.

                An officer may resign at any time by delivering notice to the Corporation. Such resignation is effective when such notice is delivered unless such notice specifies a later effective date. An officer's resignation does not affect the Corporation's contract rights, if any, with the officer.

                The Board of Directors may remove any officer at any time with or without cause, but such removal shall not prejudice the contract rights, if any, of the person so removed.

	5.4	Vacancies.

                Any vacancy in an office for any reason may be filled for the unexpired portion of the term by the Board of Directors.

	5.5	Duties.

                (a) Chairman. The Chairman shall preside at all meetings of the shareholders and the Board of Directors and shall see that all orders and resolutions of the Board of Directors are carried into effect.

                (b) Chief Executive Officer. The Chief Executive Officer of the Corporation shall have general supervision over the active management of the business of the Corporation.

                (c) President. The President shall have the general powers and duties of supervision and management usually vested in the office of the President of a corporation and shall perform such other duties as the Board of Directors may from time to time prescribe.

                (d) Vice President. The Vice President or Vice Presidents (if any) shall be active executive officers of the Corporation, shall assist the Chairman, the Chief Executive Officer and the President in the active management of the business, and shall perform such other duties as the Board of Directors may from time to time prescribe.

                (e) Chief Financial Officer. The Chief Financial Officer shall have the custody of the Corporation's funds and securities, shall keep or cause to be kept full and accurate account of receipts and disbursements in books belonging to the Corporation, and shall deposit or cause to be deposited all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Chief Financial Officer shall disburse or cause to be disbursed the funds of the Corporation as required in the ordinary course of business or as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the Chairman, the President, the Chief Executive Officer, and directors at the regular meetings of the Board, or whenever they may require it, an account of all of his or her transactions as Chief Financial Officer and the financial condition of the Corporation. He or she shall perform such other duties as may be incident to the office or as prescribed from time to time by the Board of Directors.

                (f) Secretary and Assistant Secretary. The Secretary or Assistant Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and shall prepare and record all votes and all minutes of all such meetings in a book to be kept for that purpose. He or she shall also perform like duties for any committee when required. The Secretary or Assistant Secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Board of Directors when required, and unless directed otherwise by the Board of Directors, shall keep a stock record containing the names of all persons who are shareholders of the Corporation, showing their place of residence and the number of shares held by each of them. The Secretary or Assistant Secretary shall have the responsibility of authenticating records of the Corporation. The Secretary or Assistant Secretary shall perform such other duties as may be prescribed from time to time by the Board of Directors.

                (g) Other Officers. Other officers appointed by the Board of Directors shall exercise such powers and perform such duties as may be delegated to them.

                (h) Delegation of Duties. In case of the absence or disability of any officer of the Corporation or of any person authorized to act in his or her place, the Board of Directors may from time to time delegate the powers and duties of such officer to any officer, or any director, or any other person whom it may select, during such period of absence or disability.

	5.6	Indemnification, Advancement of Expenses and Insurance.

                (a)     Indemnification and Advancement of Expenses.
The Corporation shall indemnify and advance expenses to each director and officer of the Corporation, or any person who may have served at the request of the Corporation's Board of Directors or its President or Chief Executive Officer as a director or officer of another corporation (and, in either case, such person's heirs, executors and administrators), to the full extent allowed by the laws of the State of Tennessee, both as now in effect and as hereafter adopted. The Corporation may indemnify and advance expenses to any employee or agent of the Corporation who is not a director or officer (and such person's heirs, executors and administrators) to the same extent as to a director or officer, if the Board of Directors determines that doing so is in the
best interests of the Corporation. (b)     Non-Exclusivity of Rights.
The indemnification and expense advancement provisions of subsection (a) of this Section 5.6 shall not be exclusive of any other right which any person (and such person's heirs, executors and administrators) may have or hereafter acquire under any statute, provision of the Charter, provision of these Bylaws, resolution adopted by the shareholders, resolution adopted by the Board of Directors, agreement, or insurance (purchased by the Corporation or otherwise), both as to action in such person's official capacity and as to action in another capacity.

                (c) Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any individual who is or was a director, officer, employee or agent of the Corporation, or who, while a director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation's Board of Directors or its Chief Executive Officer as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expense, liability or loss whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under this Article or the Act.


                              ARTICLE VI.
                            SHARES OF STOCK

	6.1	Shares with or without Certificates.

                The Board of Directors may authorize that some or all of the shares of any or all of the Corporation's classes or series of stock be evidenced by a certificate or certificates of stock. The Board of Directors may also authorize the issue of some or all of the shares of any or all of the Corporation's classes or series of stock without certificates. The rights and obligations of shareholders with the same class and/or series of stock shall be identical whether or not their shares are represented by certificates.

                (a) Shares with Certificates. If the Board of Directors chooses to issue shares of stock evidenced by a certificate or certificates, each individual certificate shall include the following on its face: (i) the Corporation's name, (ii) the fact that the Corporation is organized under the laws of the State of Tennessee, (iii) the name of the person to whom the certificate is issued, (iv) the number of shares represented thereby, (v) the class of shares and the designation of the series, if any, which the certificate represents, and (vi) such other information as applicable law may require or as may be lawful.

                If the Corporation is authorized to issue different classes of shares or different series within a class, the designations, relative rights, preferences and limitations determined for each series (and the authority of the Board of Directors to determine variations for future series) shall be summarized on the front or back of each certificate. Alternatively, each certificate shall state on its front or back that the Corporation will furnish the shareholder this information in writing, without charge, upon request.

                Each certificate of stock issued by the Corporation shall be signed (either manually or in facsimile) by any two officers of the Corporation. If the person who signed a certificate no longer holds office when the certificate is issued, the certificate is nonetheless valid.

                (b) Shares without Certificates. If the Board of Directors chooses to issue shares of stock without certificates, the Corporation, if required by the Act, shall, within a reasonable time after the issue or transfer of shares without certificates, send the shareholder a written statement of the information required on certificates by Section 6.1(a) of these Bylaws and any other information required by the Act.

	6.2	Subscriptions for Shares.

                Subscriptions for shares of the Corporation shall be valid only if they are in writing. Unless the subscription agreement provides otherwise, subscriptions for shares, regardless of the time when they are made, shall be paid in full at such time, or in such installments and at such periods, as shall be determined by the Board of Directors. All calls for payment on subscriptions shall be uniform as to all shares of the same class or of the same series, unless the subscription agreement specifies otherwise.

	6.3	Transfers.

                Transfers of shares of the capital stock of the Corporation shall be made only on the books of the Corporation by (i) the holder of record thereof, (ii) by his or her legal representative, who, upon request of the Corporation, shall furnish proper evidence of authority to transfer, or (iii) his or her attorney, authorized by a power of attorney duly executed and filed with the Secretary of the Corporation or a duly appointed transfer agent. Such transfers shall be made only upon surrender, if applicable, of the certificate or certificates for such shares properly endorsed and with all taxes thereon paid.

	6.4	Lost, Destroyed or Stolen Certificates.

                No certificate for shares of stock of the Corporation shall be issued in place of any certi- ficate alleged to have been lost, destroyed or stolen except on production of evidence, satisfactory to the Board of Directors, of such loss, destruction or theft, and, if the Board of Directors so requires, upon the furnishing of an indemnity bond in such amount and with such terms and such surety as the Board of Directors may in its discretion require.


                              ARTICLE VII.
                           CORPORATE ACTIONS

	7.1	Contracts.

                Unless otherwise required by the Board of Directors, the Chairman, the President, the Chief Executive Officer or any Vice President shall execute contracts or other instruments on behalf of and in the name of the Corporation. The Board of Directors may from time to time authorize any other officer, assistant officer or agent to enter into any contract or execute any instrument in the name of and on behalf of the Corporation as it may deem appropriate, and such authority may be general or confined to specific instances.

	7.2	Loans.

                No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by the Chairman, the President, the Chief Executive Officer, the Chief Financial Officer or the Board of Directors. Such authority may be general or confined to specific instances.

	7.3	Checks, Drafts, Etc.

                Unless otherwise required by the Board of Directors, all checks, drafts, bills of exchange and other negotiable instruments of the Corporation shall be signed by either the Chairman, the President, the Chief Executive Officer, a Vice President or such other officer, assistant officer or agent of the Corporation as may be authorized so to do by the Board of Directors. Such authority may be general or confined to specific business, and, if so directed by the Board, the signatures of two or more such officers may be required.

	7.4	Deposits.

                All funds of the Company not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks or other depositories as the Board of Directors may authorize.

	7.5	Voting Securities Held by the Corporation.

                Unless otherwise required by the Board of Directors, the Chairman, the President or the Chief Executive Officer shall have full power and authority on behalf of the Corporation to attend any meeting of security holders, or to take action on written consent as a security holder, of other corpora- tions in which the Corporation may hold securities. In connection therewith the Chairman, the President, or the Chief Executive Officer shall possess and may exercise any and all rights and powers incident to the ownership of such securities which the Corporation possesses. The Board of Directors may, from time to time, confer like powers upon any other person or persons.

	7.6	Dividends.

                The Board of Directors may, from time to time, declare, and the Corporation may pay, dividends on its outstanding shares of capital stock in the manner and upon the terms and conditions provided by applicable law. The record date for the determination of shareholders entitled to receive the payment of any dividend shall be determined by the Board of Directors, but which in any event shall not be less than ten (10) days prior to the date of such payment.


                             ARTICLE VIII.
                              FISCAL YEAR

        The fiscal year of the Corporation shall be determined by the Board of Directors, and in the absence of such determination, shall be the calendar year.


                              ARTICLE IX.
                             CORPORATE SEAL

	The Corporation shall not have a corporate seal.


                               ARTICLE X.
                          AMENDMENT OF BYLAWS

        These Bylaws may be altered, amended, repealed or restated, and new Bylaws may be adopted, at any meeting of the shareholders by the affirmative vote of a majority of the stock represented at such meeting, or by the affirmative vote of a majority of the members of the Board of Directors who are present at any regular or special meeting.

                              ARTICLE XI.
                                 NOTICE

        Unless otherwise provided for in these Bylaws, any notice required shall be in writing except that oral notice is effective if it is reasonable under the circumstances and not prohibited by the Charter or these Bylaws. Notice may be communicated in person; by telephone, telegraph, teletype or other form of wire or wireless communication; or by mail or private carrier. If these forms of personal notice are impracticable, notice may be communicated by a newspaper of general circulation in the area where published; or by radio, television or other form of public broadcast communication. Written notice to a domestic or foreign corporation authorized to transact business in Tennessee may be addressed to its registered agent at its registered office or to the corporation or its secretary at its principal office as shown in its most recent annual report or, in the case of a foreign corporation that has not yet delivered an annual report, in its application for a certificate of authority.

        Written notice to shareholders, if in a comprehensible form, is effective when mailed, if mailed postpaid and correctly addressed to the shareholder's address shown in the Corporation's current record of shareholders. Except as provided above, written notice, if in a comprehensible form, is effective at the earliest of the following: (a) when received; (b) five (5) days after its deposit in the United States mail, if mailed correctly addressed and with first class postage affixed thereon; (c) on the date shown on the return receipt, if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee; or (d) twenty (20) days after its deposit in the United States mail, as evidenced by the postmark if mailed correctly addressed, and with other than first class, registered or certified postage affixed. Oral notice is effective when communicated if communicated in a comprehensible manner.

=========
EXHIBIT D
=========


                           Dissenters' Rights

             Right to Dissent and Obtain Payment for Shares

271B.13-010	DEFINITIONS.--As used in this subtitle:

        1. "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

        2. "Dissenter" means a shareholder who is entitled to dissent from corporate action under KRS 271B.13-020 and who exercises that right when and in the manner required by KRS 271B.13- 200 to 271B.13-280.

        3. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable. In any transaction subject to the requirements of KRS 271B.12-210 or exempted by KRS 271B.12-220(2), "fair value" shall be at least an amount required to be paid under KRS 271B.12-220(2) in order to be exempt from the requirements of KRS 271B.12-210.

        4. "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

        5. "Record shareholder" means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

        6. "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

        7. "Shareholder" means the record shareholder or the beneficial shareholder.

        271B.13-020     RIGHT TO DISSENT.--  (1) A shareholder shall be
entitled to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

                (a) Consummation of a plan of merger to which the corporation is a party:

                1. If shareholder approval is required for the merger by KRS 271B.11-030 or the articles of incorporation and the shareholder is entitled to vote on the merger; or

                2. If the corporation is a subsidiary that is merged with its parent under KRS 271B.11-040;

                (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

                (c) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one (1) year after the date of sale;

                (d) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

                1. Alters or abolishes a preferential right of the shares to a distribution or in dissolution;

                2. Creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;

                3. Excludes or limits the right of the shares to vote on any matter other than limitation by dilution through issuance of shares or other securities with similar voting rights; or

                4. Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under KRS 271B.6-040;

                (e) Any transaction subject to the requirements of KRS 271B.12-210 or exempted by KRS 271B.12-220(2); or

                (f) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

        (2) A shareholder entitled to dissent and obtain payment for his shares under this chapter shall not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

        271B.13-030     DISSENT BY NOMINEE AND BENEFICIAL OWNERS.--(1)
a record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he shall dissent with respect to all shares beneficially owned by any one (1) person and notify the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection shall be determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

        (2) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

                (a) He submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

                (b) He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.


              Procedure for Exercise of Dissenters' Rights

        271B.13-200     NOTICE OF DISSENTERS' RIGHTS.--(1)  If proposed
corporate action creating dissenters' rights under KRS 271B.13-020 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this subtitle and the corporation shall undertake to provide a copy of this subtitle to any shareholder entitled to vote at the shareholders' meeting upon request of that shareholder.

        (2) If corporate action creating dissenters' rights under KRS 271B.13-020 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in KRS 271B.13-220.

        271B.13-210     NOTICE OF INTENT TO DEMAND PAYMENT.--(1)  If
proposed corporate action creating dissenters' rights under KRS
271B.13-020 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:

                (a) Shall deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

                (b) Shall not vote his shares in favor of the proposed action.

        (2) A shareholder who does not satisfy the requirements of subsection (1) of this section shall not be entitled to payment for his shares under this chapter.

        271B.13-220     DISSENTERS' NOTICE.--(1)  If proposed corporate
action creating dissenters' rights under KRS 271B.13-020 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of KRS 271B.13-210.

        (2)     The dissenters' notice shall be sent no later than ten
(10) days after the date the proposed corporate action was authorized by the shareholders, or, if no shareholder authorization was obtained, by the board of directors, and shall:

                (a) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

                (b) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

                (c) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not he acquired beneficial ownership of the shares before that date;

                (d) Set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty (30), nor more than sixty (60) days after the date the notice provided in subsection (1) of this section is delivered; and

		(e)	Be accompanied by a copy of this subtitle.

        271B.13-230     DUTY TO DEMAND PAYMENT.--(1)  A shareholder who
is sent a dissenters' notice described in KRS 271B.13-220 shall demand payment, certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to subsection (2)(c) of KRS 271B.13-220, and deposit his certificates in accordance with the terms of the notice.

        (2) The shareholder who demands payment and deposits his share certificates under subsection (1) of this section shall retain all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

        (3) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, shall not be entitled to payment for his shares under this subtitle.

        271B.13-240     SHARE RESTRICTIONS.--(1)  The corporation may
restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under KRS 271B.13-260.

        (2) The person for whom dissenters' rights are asserted as to uncertificated shares shall retain all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

        271B.13-250     PAYMENT.--(1)  Except as provided in KRS
271B.13-270, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with KRS 271B.13-230 the amount the corporation estimates to be the fair value of his shares, plus accrued interest.

	(2)	The payment shall be accompanied by:

                (a) The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

                (b) A statement of the corporation's estimate of the fair value of the shares;

                (c)     An explanation of how the interest was
                calculated; and

                (d) A statement of the dissenter's right to demand payment under KRS 271B.13-280.

        271B.13-260     FAILURE TO TAKE ACTION.--(1)  If the corporation
does not take the proposed action within sixty (60) days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

        (2) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it shall send a new dissenters' notice under KRS 271B.13-220 and repeat the payment demand procedure.

        271B.13-270     AFTER-ACQUIRED SHARES.--(1)  A corporation may
elect to withhold payment required by KRS 271B.13-250 from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

        (2) To the extent the corporation elects to withhold payment under subsection (1) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment under KRS 271B.13-280.

        271B.13-280     PROCEDURE IF SHAREHOLDER DISSATISFIED WITH
PAYMENT OR OFFER.--(1) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate (less any payment under KRS 271B.13-250), or reject the corporation's offer under KRS 271B.13-270 and demand payment of the fair value of his shares and interest due, if:

                (a) The dissenter believes that the amount paid under KRS 271B.13-250 or offered under KRS 271B.13-270 is less than the fair value of his shares or that the interest due is incorrectly calculated;

                (b) The corporation fails to make payment under KRS 271B.13-250 within sixty (60) days after the date set for demanding payment; or

                (c) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty
(60) days after the date set for demanding payment.

        (2) A dissenter waives his right to demand payment under this section unless he shall notify the corporation of his demand in writing under subsection (1) of this section within thirty (30) days after the corporation made or offered payment for his shares.

                      Judicial Appraisal of Shares

        271B.13-300     COURT ACTION.--(1)  If a demand for payment
under KRS 271B.13-280 remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty (60) day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

        (2) The corporation shall commence the proceeding in the circuit court of the county where a corporation's principal office (or, if none in this state, its registered office) is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

        (3) The corporation shall make all dissenters (whether or not residents of this state) whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section shall be plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters shall be entitled to the same discovery rights as parties in other civil proceedings.

        (5) Each dissenter made a party to the proceeding shall be entitled to judgment:

                (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation; or

                (b) For the fair value, plus accrued interest, of his after-acquired shares for which the corporation elected to withhold payment under KRS 271B.13-270.

        271B.13-310     COURT COSTS AND COUNSEL FEES.--(1)  The court in
an appraisal proceeding commenced under KRS 271B.13-300 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under KRS 271B.13-280.

        (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

                (a) Against the corporation and in favor of any or all dissenters, if the court finds the corporation did not substantially comply with the requirements of KRS 271B.13-200 to 271B.13-280; or

                (b) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this subtitle.

        (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similar situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefitted.

=========
EXHIBIT E
=========

           ARTICLES OF AMENDMENT TO THE RESTATED ARTICLES OF
            INCORPORATION OF THE DOLLAR GENERAL CORPORATION


        Pursuant to the provisions of KRS Section 271B.10-030, the undersigned Corporation hereby adopts the following Articles of Amendment to its Restated Articles of Incorporation:

        First:          The Name of the Corporation is Dollar General
        Corporation;

        Second: The Restated Articles of Incorporation of the
Corporation was filed on November 3, 1968 in the Office of the Secretary of State of Kentucky;

        Third:          The following amendment to the Restated Articles
of Incorporation set forth in Paragraph Fifth hereof was adopted by the vote of the holders of a majority of the shares of the Common Stock and Series A Convertible Junior Preferred Stock, voting together as one class, outstanding on the 15th day of April, 1998, as required by KRS
Section 271B.10-030 at the annual meeting of the shareholders of the Corporation on June 1, 1998.

        Fourth: The number of shares entitled to vote thereon was 167,398,977 shares (including the Series A Convertible Junior Preferred Stock which votes on an as if converted basis). The number of shares voting for the adoption of the Articles of Amendment was _______ and the number of shares voting against the Articles of Amendment was ______.

        Fifth:          The Restated Articles of Incorporation of the
Corporation (as heretofore amended) is hereby further amended as follows:

        The entire introductory paragraph of Article V is deleted and replaced with the following paragraph: The Corporation is authorized to issue three classes of stock in the following number of shares: (i) 500,000,000 shares of common stock, $.50 par value per share (the "Common Stock"), (ii) 1,715,742 shares of Series A Convertible Junior Preferred Stock (the "Series A Preferred Stock"), and (iii) 3,284,258 shares of no par value preferred stock (the "Preferred Stock").



        IN TESTIMONY WHEREOF, Dollar General Corporation does hereby file in triplicate originals these Articles of Amendment to the Restated Articles of Incorporation through its Chief Executive Officer, Cal Turner, Jr., and its Secretary, Robert C. Layne, the ____ day of
________, 1998. DOLLAR GENERAL CORPORATION

BY:___________________________
Cal Turner, Jr.
Chief Executive Officer and
Chairman

BY:____________________________
Robert C. Layne
Secretary

=========
EXHIBIT F
=========

                       DOLLAR GENERAL CORPORATION

                       1998 STOCK INCENTIVE PLAN


SECTION 1.  Purpose; Definitions.

        The purpose of the Dollar General Corporation 1998 Stock Incentive Plan (the "Plan") is to enable Dollar General Corporation (the "Corporation") to attract, retain and reward key employees of and consultants to the Corporation and its Subsidiaries and Affiliates, and directors who are not also employees of the Corporation, and to strengthen the mutuality of interests between such key employees, consultants, and directors by awarding such key employees, consultants, and directors performance-based stock incentives and/or other equity interests or equity- based incentives in the Corporation, as well as performance-based incentives payable in cash. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Exchange Act, and shall be interpreted in a manner consistent with the requirements thereof, as now or hereafter construed, interpreted, and applied by regulations, rulings, and cases. The Plan is also designed so that awards granted hereunder intended to comply with the requirements for "performance-based" compensation under Section 162(m) of the Code may comply with such requirements. The creation and implementation of the Plan will not diminish or prejudice other compensation plans or programs approved from time to time by the Board.

        For purposes of the Plan, the following terms shall be defined as set forth below:

        A. "Affiliate" means any entity other than the Corporation and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Corporation directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

	B.	"Board" means the Board of Directors of the Corporation.

        C. "Cause" has the meaning provided in Section 5(j) of the Plan.

        D. "Change in Control" has the meaning provided in Section 9(b) of the Plan.

        E.      "Change in Control Price" has the meaning provided in
Section 9(d) of the Plan.

        F. "Common Stock" means the Corporation's Common Stock, $.50 par value per share.

        G. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

        H. "Committee" means the Committee referred to in Section 2 of the Plan.

        I. "Corporation" means Dollar General Corporation, a corporation organized under the laws of the State of Tennessee, or any successor corporation.

        J. "Disability" means disability as determined under the Corporation's Group Long Term Disability Insurance Plan.

        K. "Early Retirement" means retirement, for purposes of this Plan with the express consent of the Corporation at or before the time of such retirement, from active employment with the Corporation and any Subsidiary or Affiliate prior to age 65, in accordance with any applicable early retirement policy of the Corporation then in effect or as may be approved by the Committee.

        L.      "Effective Date" has the
meaning provided in Section 13 of the Plan.

        M. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

        N. "Fair Market Value" means with respect to the Common Stock, as of any given date or dates, unless otherwise determined by the Committee in good faith, the reported closing price of a share of Common Stock on the NYSE or such other market or exchange as is the principal trading market for the Common Stock, or, if no such sale of a share of Common Stock is reported on Nasdaq or other exchange or principal trading market on such date, the fair market value of a share of Common Stock as determined by the Committee in good faith.

        O. "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

        P. "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

        Q. "Non-Employee Director" means a member of the Board who is a Non- Employee Director within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act and an outside director within the meaning of Treasury Regulation Sec. 162-27(e)(3) promulgated under the Code.

        R. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

        S. "Normal Retirement" means retirement from active employment with the Corporation and any Subsidiary or Affiliate on or after age 65.

        T.     "NYSE" means the New York Stock Exchange.

        U. "Outside Director" means a member of the Board who is not an officer or employee of the Corporation or any Subsidiary or Affiliate of the Corporation.

        V. "Outside Director Option" means an award to an Outside Director under Section 8 below.

        W. "Performance Goals" means performance goals based on one or more of the following criteria: (i) pre-tax income or after-tax income; (ii) operating cash flow; (iii) operating profit; (iv) return on equity, assets, capital, or investment; (v) earnings or book value per share; (vi) sales or revenues; (vii) operating expenses; (viii) Common Stock price appreciation; and (ix) implementation, management, or completion of critical projects or processes. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Corporation or any Subsidiary, or a division or strategic business unit of the Corporation, or may be applied to the performance of the Corporation relative to a market index, a group of other companies, or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing Performance Goals shall be determined, to the extent applicable, in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided, that the Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Corporation or any Subsidiary or the financial statements of the Corporation or any Subsidiary, in response to changes in applicable laws or regulations, or to account for items of gain, loss, or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of business or related to a change in accounting principles.

        X. "Plan" means this Dollar General Corporation 1998 Stock Incentive Plan, as amended from time to time.

        Y. "Restricted Stock" means an award of shares of Common Stock that is subject to restrictions under Section 7 of the Plan.

        Z.      "Restriction Period" has the meaning provided in Section
        7 of the Plan.

	AA.	"Retirement" means Normal or Early Retirement.

        BB.     "Section 162(m) Maximum" has the meaning provided in
        Section 3(a) hereof.

        CC.     "Stock Appreciation Right" means the right pursuant to
an award granted under Section 6 below to surrender to the Corporation all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option (or such portion thereof) is surrendered, of the shares of Common Stock covered by such Stock Option (or such portion thereof), subject, where applicable, to the pricing provisions in Section 6(b)(ii), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

        DD.     "Stock Option" or "Option" means any option to purchase
shares of Common Stock (including Restricted Stock, if the Committee so determines) granted pursuant to Section 5 below.

        EE.     "Subsidiary" means any corporation (other than the
Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.


SECTION 2  Administration.

        Except as provided below, the Plan shall be administered by a Committee of not less than two Non- Employee Directors, who shall be appointed by the Board and who shall serve at the pleasure of the Board. The functions of the Committee specified in the Plan may be exercised by an existing Committee of the Board composed exclusively of Non-Employee Directors. The initial Committee shall be the Corporate Governance and Compensation Committee of the Board. In the event there are not at least two Non-Employee Directors on the Board, the Plan shall be administered by the Board and all references herein to the Committee shall refer to the Board.

        The Committee shall have the power to delegate authority to the Corporation's Chief Executive Officer, or to a committee composed of executive officers of the Corporation, to grant, on behalf of the Committee, Non- Qualified Stock Options exercisable at Fair Market Value on the date of grant, subject to such guidelines as the Committee may determine from time to time; provided, however that (i) options may only be granted pursuant to such delegated authority for the purposes specified by the Committee, which may include attracting new employees, awarding outstanding performance, or retaining employees, (ii) the Committee shall specify the maximum number of shares that may be granted for purposes of attracting any single new employee at any specified level and the maximum number that may be granted to any other employee for any other purpose, (iii) options to purchase no more than 100,000 shares may be granted in any fiscal year pursuant to such delegated authority, and (iv) a report of each grant of an option pursuant to such delegated authority shall be presented to the Committee at the first meeting of the Committee following such grant. Options granted pursuant to such delegated authority in accordance herewith shall be deemed, to the extent permitted under applicable law, to have been granted by the Committee for all purposes under the Plan.

        The Committee shall have authority to grant, pursuant to the terms of the Plan, to officers, other key employees and consultants eligible under Section 4: (i) Stock Options, (ii) Stock Appreciation Rights, and/or (iii) Restricted Stock.

        In particular, the Committee, or the Board, as the case may be, shall have the authority, consistent with the terms of the Plan:

        (a) to select the officers, key employees of and consultants to the Corporation and its Subsidiaries and Affiliates to whom Stock Options, Stock Appreciation Rights, and/or Restricted Stock may from time to time be granted hereunder;

        (b) to determine whether and to what extent Incentive Stock Options, Non- Qualified Stock Options, Stock Appreciation Rights, and/or Restricted Stock, or any combination thereof, are to be granted hereunder to one or more eligible persons;

        (c) to determine the number of shares to be covered by each such award granted hereunder;

        (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion); and to amend or waive any such terms and conditions to the extent permitted by Section 10 hereof;

        (e) to determine whether and under what circumstances a Stock Option may be settled in cash or Restricted Stock under Section 5(l) or (m), as applicable, instead of Common Stock;

        (f) to determine whether, to what extent, and under what circumstances Option grants and/or other awards under the Plan are to be made, and operate, on a tandem basis vis-a-vis other awards under the Plan and/or cash awards made outside of the Plan;

        (g) to determine whether, to what extent, and under what circumstances shares of Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

        (h) to determine the terms, conditions, and restrictions of any Performance Goals and the number of Options, Stock Appreciation Rights, or shares of Restricted Stock subject thereto;

        (i) to determine whether to require payment of tax withholding requirements in shares of Common Stock subject to the award; and

        (j) to impose any holding period required to satisfy Section 16 under the Exchange Act.

        The Committee shall have the authority to adopt, alter, and repeal such rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan; and, except as expressly set forth herein or otherwise required by law, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Corporation and Plan participants.


SECTION 3.  Shares of Common Stock Subject to Plan.

        (k) As of the Effective Date, the aggregate number of shares of Common Stock that may be issued under the Plan shall be 6,000,000 shares. The shares of Common Stock issuable under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. No officer of the Corporation or other person whose compensation may be subject to the limitations on deductibility under
Section 162(m) of the Code shall be eligible to receive awards pursuant to this Plan relating to in excess of 500,000 shares of Common Stock in any fiscal year (the "Section 162(m) Maximum").

        (l) If any shares of Common Stock that have been optioned cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Restricted Stock granted hereunder are forfeited prior to the payment of any dividends, if applicable, with respect to such shares of Common Stock, or any such award otherwise terminates without a payment being made to the participant in the form of Common Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

        (m) In the event of any merger, reorganization, consolidation, recapitalization, extraordinary cash dividend, stock dividend, stock split or other change in corporate structure affecting the Common Stock, an appropriate substitution or adjustment shall be made in the maximum number of shares that may be awarded under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, in the Performance Goals, in the number of shares underlying Outside Director Options to be granted under Section 8 hereof, in the Section 162(m) Maximum, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. An adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any Stock Appreciation Right associated with any Stock Option.


SECTION 4.  Eligibility.

        Officers, other key employees and Outside Directors of and consultants to the Corporation and its Subsidiaries and Affiliates who are responsible for or contribute to the management, growth and/or profitability of the business of the Corporation and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan.
Outside Directors are eligible to receive awards pursuant to Section 8 and not pursuant to any other provisions of the Plan.


SECTION 5.  Stock Options.

        Stock Options may be granted alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

        Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non- Qualified Stock Options. Incentive Stock Options may be granted only to individuals who are employees of the Corporation or any Subsidiary of the Corporation. No Incentive Stock Option shall be granted on or following the tenth anniversary of the earlier of (i) the effectiveness of the Plan or (ii) the date of shareholder approval of the Plan.

        The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights).

        Options granted to officers, key employees, Outside Directors and consultants under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

        (a) Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% (or, in the case of any employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of any of its Subsidiaries, not less than 110%) of the Fair Market Value of the Common Stock at grant, in the case of Incentive Stock Options, and not less than 50% of the Fair Market Value of the Common Stock at grant, in the case of Non-Qualified Stock Options.

        (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option (Incentive or Non-Qualified) shall be exercisable more than ten years (or, in the case of an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any of its Subsidiaries or parent corporations, no Incentive Stock Option shall be exercisable more than five years) after the date the Option is granted.

        (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant. The Committee may provide that a Stock Option shall vest over a period of future service at a rate specified at the time of grant, or that the Stock Option is exercisable only in installments. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant, in whole or in part, based on such factors as the Committee shall determine in its sole discretion.

        (d) Method of Exercise. Subject to whatever installment exercise restrictions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Corporation specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, note, or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or (except in the case of an Incentive Stock Option) after grant, payment in full or in part may also be made in the form of shares of Common Stock already owned by the optionee or, in the case of a Non-Qualified Stock Option, shares of Restricted Stock or shares subject to such Option or another award hereunder (in each case valued at the Fair Market Value of the Common Stock on the date the Option is exercised). If payment of the exercise price is made in part or in full with Common Stock, the Committee may award to the employee a new Stock Option to replace the Common Stock which was surrendered. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, such Restricted Stock (and any replacement shares relating thereto) shall remain (or be) restricted in accordance with the original terms of the Restricted Stock award in question, and any additional Common Stock received upon the exercise shall be subject to the same forfeiture restrictions, unless otherwise determined by the Committee, in its sole discretion, at or after grant. No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in
Section 12(a).

        (e) Transferability of Options. No Non-Qualified Stock Option shall be transferable by the optionee without the prior written consent of the Committee other than (i) transfers by the Optionee to a member of his or her Immediate Family or a trust for the benefit of the optionee or a member of his or her Immediate Family, or (ii) transfers by will or by the laws of descent and distribution. No Incentive Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Incentive Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

        (f) Bonus for Taxes. In the case of a Non-Qualified Stock Option or an optionee who elects to make a disqualifying disposition (as defined in Section 422(a)(1) of the Code) of Common Stock acquired pursuant to the exercise of an Incentive Stock Option, the Committee in its discretion may award at the time of grant or thereafter the right to receive upon exercise of such Stock Option a cash bonus calculated to pay part or all of the federal and state, if any, income tax incurred by the optionee upon such exercise.

        (g) Termination by Death. Subject to Section 5(k), if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee) by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at or after grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

        (h) Termination by Reason of Disability. Subject to Section 5(k), if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or, except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee), for a period of (i) three years (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter, in the case of a Non-Qualified Stock Option and (ii) one year from the date of termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter, in the case of an Incentive Stock Option; provided however, that, if the optionee dies within the period specified in (i) above (or other such period as the Committee shall specify at or after grant), any unexercised Non-Qualified Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of any period that would apply if such Stock Option were a Non-Qualified Stock Option, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

        (i) Termination by Reason of Retirement. Subject to Section 5(k), if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or, except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee), for a period of (i) three years (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter, in the case of a Non-Qualified Stock Option and (ii) three months from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter, in the event of an Incentive Stock Option; provided however, that, if the optionee dies within the period specified in (i) above (or other such period as the Committee shall specify at or after grant), any unexercised Non-Qualified Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of the period that would apply if such Stock Option were a Non-Qualified Stock Option, the option will thereafter be treated as a Non-Qualified Stock Option.

        (j) Other Termination. Subject to Section 5(k), unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or (except in the case of an Incentive Stock Option) after grant, if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate is involuntarily terminated for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised, to the extent otherwise then exercisable, for the lesser of three months or the balance of such Stock Option's term if the involuntary termination is without Cause. For purposes of this Plan, "Cause" means (i) a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or (ii) a participant's willful misconduct or dishonesty, which is directly and materially harmful to the business or reputation of the Corporation or any Subsidiary or Affiliate, in each case as determined by the Committee, in its sole direction. Unless otherwise determined by the Committee, if an optionee voluntarily terminates employment with the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate (except for Disability, Normal or Early Retirement), the Stock Option shall thereupon terminate; provided, however, that the Committee at grant or (except in the case of an Incentive Stock Option) thereafter may extend the exercise period in this situation for the lesser of three months or the balance of such Stock Option's term.

        (k) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422. No Incentive Stock Option shall be granted to any participant under the Plan if such grant would cause the aggregate Fair Market Value (as of the date the Incentive Stock Option is granted) of the Common Stock with respect to which all Incentive Stock Options are exercisable for the first time by such participant during any calendar year (under all such plans of the Company and any Subsidiary) to exceed $100,000. To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

             (i) if (x) a participant's employment is terminated by reason of death, Disability, or Retirement and (y) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Section 5(g), (h) or (i), applied without regard to the $100,000 limitation contained in Section 422(d) of the Code, is greater than the portion of such Option that is immediately exercisable as an "Incentive Stock Option" during such post-termination period under Section 422, such excess shall be treated as a Non- Qualified Stock Option; and

            (ii) if the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control, any portion of such Option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

       (l) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash, Common Stock, or Restricted Stock an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

        (m) Settlement Provisions. If the option agreement so provides at grant or (except in the case of an Incentive Stock Option) is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Restricted Stock determined without regard to the forfeiture restrictions involved.

        (n) Performance and Other Conditions. The Committee may condition the exercise of any Option upon the attainment of specified Performance Goals or other factors as the Committee may determine, in its sole discretion. Unless specifically provided in the option agreement, any such conditional Option shall vest six months prior to its expiration if the conditions to exercise have not theretofore been satisfied.


SECTION 4.  Stock Appreciation Rights.

        (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option. A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Stock Option. A Stock Appreciation Right may be exercised by an optionee, subject to Section 6(b), in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

        (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

        (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of
Section 5 and this Section 6 of the Plan.

        (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash and/or shares of Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. When payment is to be made in shares, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the shares on the date of exercise. When payment is to be made in cash, such amount shall be calculated on the basis of the Fair Market Value of the Common Stock on the date of exercise.

        (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5(e) of the Plan.

        (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Common Stock to be issued under the Plan.

        (v) The Committee, in its sole discretion, may also provide that, in the event of a Change in Control and/or a Potential Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at grant.

        (vi) The Committee may condition the exercise of any Stock Appreciation Right upon the attainment of specified Performance Goals or other factors as the Committee may determine, in its sole discretion.


SECTION 1.  Restricted Stock.

        (a) Administration. Shares of Restricted Stock may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares of Restricted Stock to be awarded to any person, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 7(b)), the time or times within which such awards may be subject to forfeiture, and the other terms, restrictions and conditions of the awards in addition to those set forth in Section 7(c). The Committee may condition the grant of Restricted Stock upon the attainment of specified Performance Goals or such other factors as the Committee may determine, in its sole discretion. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

        (b) Awards and Certificates. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Corporation, and has otherwise complied with the applicable terms and conditions of such award.

          (i) The purchase price for shares of Restricted Stock shall be established by the Committee and may be zero.

          (ii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required under Section 7(b)(i).

          (iii) Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant (or a transferee permitted by Section 12(h) hereof), and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

          (iv) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the shares of Common Stock covered by such award.

          (v) The maximum number of shares eligible for issuance pursuant to this Section 7 shall be 100,000.

       (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

          (i) In accordance with the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge, assign, or otherwise encumber shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, the attainment of Performance Goals, or such other factors or criteria as the Committee may determine in its sole discretion.

          (ii) Except as provided in this paragraph (ii) and Section 7(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Corporation, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 12(e), in additional Restricted Stock to the extent shares are available under Section 3, or otherwise reinvested. Pursuant to
Section 3 above, stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued. If the Committee so determines, the award agreement may also impose restrictions on the right to vote and the right to receive dividends.

         (iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a participant's employment with the Corporation and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

          (iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares shall be delivered to the participant (or a transferee permitted by Section 12(h) hereof) promptly.

        (d) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Corporation and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Common Stock to the recipient of a restricted stock award, subject to such performance, future service, deferral, and other terms and conditions as may be specified by the Committee.


SECTION 2.  Awards to Outside Directors.

        (a) The provisions of this Section 8 shall apply only to awards to Outside Directors in accordance with this Section 8. The Committee shall have no authority to determine the timing of or the terms or conditions of any award under this Section 8. No awards shall be made hereunder until awards are no longer made pursuant to the 1995 Outside Directors Stock Option Plan.

        (b) A Non-Qualified Stock Option will be awarded hereunder pursuant to the following formula: Each Outside Director shall receive an annual Non-Qualified Stock Option for the purchase of shares of Common Stock determined by dividing (i) the annual retainer for an Outside Director (determined with reference to the rate of annual retainer in effect on the date the Non-Qualified Stock Option is granted) by (ii) the Fair Market Value of a share of Common Stock on the date of the grant, multiplying the result (the quotient) by three, rounding the resulting number of shares up to the nearest whole share. In the event an Outside Director serves as Chairman of the Board, the multiplier in the preceding sentence shall be four in lieu of three.
The exercise price of each Non- Qualified Stock Option granted hereunder shall be the Fair Market Value on the date of grant.

        (c) Each Outside Director Option shall vest and become exercisable on the first anniversary of the date of grant if the grantee is still a member of the Board on such date, but shall not be exercisable before such date except as provided in Section 9.

        (d) No Outside Director Option shall be exercisable prior to vesting. Each Outside Director Option shall expire, if unexercised, on the tenth anniversary of the date of grant. The exercise price may be paid in cash or in shares of Common Stock, including shares of Common Stock subject to the Outside Director Option.

        (e) Outside Director Options shall not be transferable without the prior written consent of the Board other than (i) transfers by the optionee to a member of his or her Immediate Family or a trust for the benefit of optionee or a member of his or her Immediate Family, or (ii) transfers by will or by the laws of descent and distribution.

        (f) Recipients of Outside Director Options shall enter into a stock option agreement with the Corporation setting forth the exercise price and other terms as provided herein.

        (g) Upon termination of an Outside Director's service as a director of the Corporation, (i) all Outside Director Options shall be governed by the provisions of Sections 5(g), 5(i), and 5(j) hereof as if Outside Directors were employees of the Corporation, except that there shall be no discretion to accelerate the vesting of any Outside Director Options in connection with the termination of service of any individual Outside Director.

        (h) Outside Director Options shall be subject to Section 9. The number of shares and the exercise price per share of each Outside Director Option theretofore awarded shall be adjusted automatically in the same manner as the number of shares and the exercise price for Stock Options under Section 3(c) hereof at any time that Stock Options are adjusted as provided in Section 3(c). The number of shares underlying Outside Director Options to be awarded in the future shall be adjusted automatically in the same manner as the number of shares underlying outstanding Stock Options are adjusted under Section 3(c) hereof at any time that Stock Options are adjusted under Section 3(c) hereof.

        (i)     Any applicable withholding taxes shall be paid in shares
of Common Stock subject to        the Outside Director Option valued as
the Fair Market Value of such shares unless the Corporation agrees to accept payment in cash in the amount of such withholding taxes.

        (j) The Board, in its sole discretion, may determine to reduce the size of any Outside Director Option prior to grant or to postpone the vesting and exercisability of any Outside Director Option prior to grant.


SECTION 9.  Change in Control Provisions.

        (a)     Impact of Event.  In the event of:

        (1)     a "Change in Control" as defined in Section 9(b); or

        (2) a "Potential Change in Control" as defined in Section 9(c), but only if and to the extent so determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination);

            (i)     subject to the limitations set forth below in this
Section 9(a), the following acceleration provisions shall apply:

               (a)  Any Stock Appreciation Right, Stock Option or
Outside Director Option awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested.

               (b) The restrictions applicable to any Restricted Stock in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested.

             (ii)     subject to the limitations set forth below in this
Section 9(a), the value of all outstanding Stock Options, Stock Appreciation Rights, Restricted Stock and Outside Director Options in each case to the extent vested, shall, unless otherwise determined Board or by the Committee in its sole discretion prior to any Change in Control, be cashed out on the basis of the "Change in Control Price" as defined in Section 9(d) as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Board or Committee may determine prior to the Change in Control.

              (iii) The Board or the Committee may impose additional conditions on the acceleration or valuation of any award in the award agreement.

        (b)      Definition of Change in Control.  For purposes of
Section 9(a), a "Change in Control" means the happening of any of the following:

              (i) any person or entity, including a "group" as defined in Section 13(d)(3) of the Exchange Act, other than the Corporation or a wholly- owned subsidiary thereof or any employee benefit plan of the Corporation or any of its Subsidiaries, becomes the beneficial owner of the Corporation's securities having 35% or more of the combined voting power of the then outstanding securities of the Corporation that may be cast for the election of directors of the Corporation (other than as a result of an issuance of securities initiated by the Corporation in the ordinary course of business); or

             (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Corporation or any successor corporation or entity entitled to vote generally in the election of the directors of the Corporation or such other corporation or entity after such transaction are held in the aggregate by the holders of the Corporation's securities entitled to vote generally in the election of directors of the Corporation immediately prior to such transaction; or

            (iii) during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's shareholders, of each director of the Corporation first elected during such period was approved by a vote of at least two-thirds of the directors of the Corporation then still in office who were directors of the Corporation at the beginning of any such period.

        (c) Definition of Potential Change in Control. For purposes of Section 9(a), a "Potential Change in Control" means the happening of any one of the following:

             (i) The approval by shareholders of an agreement by the Corporation, the consummation of which would result in a Change in Control of the Corporation as defined in Section 9(b); or

            (ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Corporation or a Subsidiary or any Corporation employee benefit plan (including any trustee of such plan acting as such trustee)) of securities of the Corporation representing 5% or more of the combined voting power of the Corporation's outstanding securities and the adoption by the Committee of a resolution to the effect that a Potential Change in Control of the Corporation has occurred for purposes of this Plan.

        (d) Change in Control Price. For purposes of this Section 9, "Change in Control Price" means the highest price per share paid in any transaction reported on the New York Stock Exchange or such other exchange or market as is the principal trading market for the Common Stock, or paid or offered in any bona fide transaction related to a Potential or actual Change in Control of the Corporation at any time during the 60 day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights or, where applicable, the date on which a cash out occurs under Section 9(a)(ii).


SECTION 10.  Amendments and Termination.

        The Board may at any time amend, alter or discontinue the Plan without shareholder approval to the fullest extent permitted by the Exchange Act and the Code; provided, however, that no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right, Restricted Stock or Outside Director Option theretofore granted, without the participant's consent.

        The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one for one or other basis), including previously granted Stock Options having higher option exercise prices. Solely for purposes of computing the
Section 162(m) Maximum, if any Stock Options or other awards previously granted to a participant are canceled and new Stock Options or other awards having a lower exercise price or other more favorable terms for the participant are substituted in their place, both the initial Stock Options or other awards and the replacement Stock Options or other awards will be deemed to be outstanding (although the canceled Stock Options or other awards will not be exercisable or deemed outstanding for any other purposes).


SECTION 11. Unfunded Status of Plan.

        The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Corporation, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu of or with respect to awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.


SECTION 12. General Provisions.

        (a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Corporation in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

        (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

        (c) The adoption of the Plan shall not confer upon any employee of the Corporation or any Subsidiary or Affiliate any right to continued employment with the Corporation or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Corporation or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

        (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Corporation, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. The Committee may require withholding obligations to be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements and the Corporation and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

       (e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under
Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).


        (f) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Tennessee.

        (g) The members of the Committee and the Board shall not be liable to any employee or other person with respect to any determination made hereunder in a manner that is not inconsistent with their legal obligations as members of the Board. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding, the Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

        (h) In addition to any other restrictions on transfer that may be applicable under the terms of this Plan or the applicable award agreement, no Stock Option, Stock Appreciation Right, Restricted Stock Award or other right issued under this Plan is transferable by the participant without the prior written consent of the Committee, or, in the case of an Outside Director, the Board, other than (i) transfers by an optionee to a member of his or her Immediate Family or a trust for the benefit of the optionee or a member of his or her Immediate Family or (ii) transfers by will or by the laws of descent and distribution. The designation of a beneficiary will not constitute a transfer.

        (i) The Committee may, at or after grant, condition the receipt of any payment in respect of any award or the transfer of any shares subject to an award on the satisfaction of a six-month holding period, if such holding period is required for compliance with Section 16 under the Exchange Act.


SECTION 13.  Effective Date of Plan.

        The Plan shall be effective as of the date of approval of the Plan by a majority of the votes cast by the holders of the Corporation's Common Stock (the "Effective Date").

======================================================================
FORM OF PROXY
======================================================================


                            REVOCABLE  PROXY
                       DOLLAR GENERAL CORPORATION


X    PLEASE MARK VOTES AS IN THIS EXAMPLE

                     ANNUAL MEETING OF STOCKHOLDERS
                              JUNE 1, 1998

This Proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Cal Turner, Jr. and Robert C. Layne, or either of them, with full power of substitution, as proxies, and hereby authorizes them to represent and to vote, as designated, all the shares of Common Stock of Dollar General Corporation held by the undersigned on April 15, 1998, at the Annual Meeting of Stockholders to be held the Goodlettsville City Hall Auditorium, 105 South Main Street, Goodlettsville, TN, on June 1, 1998 at 10:00 a.m., local time, and any adjournments thereof.

                                            For      Against  Abstain

1.  Approval of Change in Domicile.        _____      _____    _____

                                            For      For All
                                                     Except   Withhold
2.  The election as directors of all nomi- _____      _____    _____
     nees listed:

	Dennis C. Bottorff		Reginald D. Dickson
 	James L. Clayton		Barbara M. Knuckles
	John B. Holland			Cal Turner
	Cal Turner, Jr.			David M. Wilds
	William S. Wire, II

INSTRUCTION:
1. To withhold authority to vote for any individual nominee, write that nominee's name in the space provides below:
     ________________________________________________________________

2. If you wish to vote cumulatively, indicate below how you want your votes allocated among the nominees.
     ________________________________________________________________

                                           For    Against    Abstain
3.  Increase in Authorized Shares of
    Common Stock.                          _____   _____      _____

4.  Approval of the 1998 Stock Incentive
     Plan.                                 _____   _____      _____

In their discretion, the proxies are authorized to vote upon such other business as may properly come before this meeting.


Please be sure to sign and date this Proxy in the box below.
Date  ______________

____________________________________________________________________
Stockholder sign above                 Co-holder(if any) sign above


Detach above card, sign, date and mail in postage paid envelope provided.

                       DOLLAR GENERAL CORPORATION

This Proxy when properly executed will be voted in the manner directed herein by the signed stockholder. If no direction is made, this Proxy will be voted for Proposals 1, 2, 3 and 4.

                          PLEASE ACT PROMPTLY
                SIGN, DATE & MAIL YOUR PROXY CARD TODAY